     As filed with the Securities and Exchange Commission on July 31, 1998

                                              1933 Act Registration No. 33-33231

                                              1940 Act Registration No. 811-4587


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                   Pre-Effective Amendment No. _______  [_]


                   Post-Effective Amendment No. 17       [X]



        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 16



                       (Check appropriate box or boxes.)

                PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
              (Exact name of registrant as specified in charter)

                          1285 Avenue of the Americas
                           New York, New York  10019
                   (Address of principal executive offices)
      Registrant's telephone number, including area code:  (212) 713-2000


                           DIANNE E. O'DONNELL, Esq.
                    Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                           New York, New York  10019
                    (Name and address of agent for service)


                                  Copies to:


                            ELINOR W. GAMMON, Esq.
                           BENJAMIN J. HASKIN, Esq.
                          Kirkpatrick & Lockhart LLP
                  1800 Massachusetts Avenue, N.W.; 2nd Floor
                         Washington, D.C.  20036-1800
                          Telephone:  (202) 778-9000


Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.


It is proposed that this filing will become effective:

[_]  Immediately upon filing pursuant to Rule 485(b)


[X]  On August 1, 1998 pursuant to Rule 485(b)
[_]  60 days after filing pursuant to Rule 485(a)(1)
[_]  On _________ pursuant to Rule 485(a)(1)
[_]  75  days after filing pursuant to Rule 485(a)(2)
[_]  On _________ pursuant to Rule 485(a)(2)


Title of Securities Being Registered:  Shares of Common Stock.

                PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                      Contents of Registration Statement


This registration statement consists of the following papers and documents:


Cover Sheet

Contents of Registration Statement

Cross Reference Sheet

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

                        Form N-1A Cross Reference Sheet

Part A Item No. and Caption                                 Prospectus Caption
---------------------------                                 ------------------
1.   Cover Page                                             Cover Page
2.   Synopsis                                               The Funds at a Glance; Expense Table
3.   Condensed Financial Information                        Financial Highlights; Performance
4.   General Description of Registrant                      The Funds at a Glance; Investment Objectives and
                                                            Policies; Investment Philosophy & Process; The
                                                            Funds' Investments; General Information
5.   Management of the Fund                                 Management; General Information
5A.  Management's Discussion of Fund Performance            Financial Highlights
6.   Capital Stock and Other Securities                     Cover Page; Flexible Pricing /SM/; Dividends &
                                                            Taxes; General Information
7.   Purchase of Securities Being Offered                   Flexible Pricing; How to Buy Shares; Other
                                                            Services; Determining the Shares' Net Asset Value
8.   Redemption or Repurchase                               How to Sell Shares; Other Services
9.   Pending Legal Proceedings                              Not Applicable

Part B Item No. and Caption                                 Statement of Additional Information Caption
---------------------------                                 -------------------------------------------
10.  Cover Page                                             Cover Page
11.  Table of Contents                                      Table of Contents
12.  General Information and History                        Other Information
13.  Investment Objective and Policies                      Investment Policies and Restrictions; Hedging and
                                                            Other Strategies Using Derivative Instruments;
                                                            Portfolio Transactions
14.  Management of the Fund                                 Trustees, Directors and Officers; Principal
                                                            Holders of Securities
15.  Control Persons and Principal Holders of Securities    Trustees, Directors and Officers; Principal
                                                            Holders of Securities
16.  Investment Advisory and Other Services                 Investment Advisory and Distribution Arrangements
17.  Brokerage Allocation                                   Portfolio Transactions
18.  Capital Stock and Other Securities                     Conversion of Class B Shares; Other Information

Part B Item No. and Caption                                 Statement of Additional Information Caption
---------------------------                                 -------------------------------------------
19.  Purchase, Redemption and Pricing of Securities Being   Reduced Sales Charges, Additional Exchange and
     Offered                                                Redemption Information and Other Services;
                                                            Valuation of Shares
20.  Tax Status                                             Taxes
21.  Underwriters                                           Investment Advisory and Distribution Arrangements
22.  Calculation of Performance Data                        Performance Information
23.  Financial Statements                                   Financial Statements

Part C
------

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              ------------------

              PaineWebber Financial Services Growth Fund Inc.

                        PaineWebber Utility Income Fund
                1285 Avenue of the Americas, New York, NY 10019

                       Prospectus -- August 1, 1998
--------------------------------------------------------------------------------

These PaineWebber Stock Funds are designed for investors generally seeking capital appreciation by investing principally in equity securities. Financial Services Growth Fund invests primarily in equity securities of companies in the financial services industries. Utility Income Fund also seeks to provide current income and invests primarily in income-producing equity securities and bonds of companies in the utility industries.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read it carefully and retain a copy of this Prospectus for future reference.

A Statement of Additional Information dated August 1, 1998 has been filed with the Securities and Exchange Commission ("SEC" or "Commission") and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

--------------------------------------------------------------------------------
THE PAINEWEBBER FAMILY OF MUTUAL FUNDS

The PaineWebber Family of Mutual Funds consists of seven broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds offered by this Prospectus are in the STOCK FUNDS category.

                            . Global Funds for long-term growth by investing
 . Asset Allocation Funds      mainly in foreign stocks or high current income
  for high total return by    by investing mainly in global debt instruments.
  investing in stocks and
  bonds.

                            . Money Market Fund for income and stability by
                              investing in high-quality, short-term
                              investments.

 . Stock Funds for long-term
  growth by investing
  mainly in equity
  securities.

                            . Funds of Funds for either long-term growth of
                              capital; total return; or income and,
                              secondarily, growth of capital by investing in other PaineWebber mutual funds.

 . Bond Funds for income by
  investing mainly in
  bonds.


 . Tax-Free Bond Funds for
  income exempt from
  federal income tax and,
  in some cases, state and
  local income taxes, by
  investing in municipal
  bonds.
A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.
--------------------------------------------------------------------------------
INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PRO-VIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OF-FER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.
   THESE  SECURITIES  HAVE  NOT  BEEN   APPROVED  OR  DISAPPROVED  BY  THE
     SECURITIES AND  EXCHANGE COMMISSION  NOR HAS THE  COMMISSION PASSED
       UPON  THE  ACCURACY   OR  ADEQUACY  OF   THIS  PROSPECTUS.  ANY
         REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ---------
                               Prospectus Page 1

    PaineWebber  Financial Services Growth Fund   Utility Income Fund
                              -------------------

                               Table of Contents
--------------------------------------------------------------------------------
                                  ----------

                                                                            Page
                                                                            ----
The Funds at a Glance......................................................   3
Expense Table..............................................................   5
Financial Highlights.......................................................   8
Investment Objectives & Policies...........................................  12
Investment Philosophy & Process............................................  13
Performance................................................................  14
The Funds' Investments.....................................................  16
Flexible Pricing SM........................................................  20
How to Buy Shares..........................................................  23
How to Sell Shares.........................................................  24
Other Services.............................................................  25
Management.................................................................  26
Determining the Shares' Net Asset Value....................................  27
Dividends & Taxes..........................................................  28
General Information........................................................  30

                               Prospectus Page 2

                              -------------------

    PaineWebber  Financial Services Growth Fund  Utility Income Fund

                             The Funds at a Glance
-------------------------------------------------------------------------------
                                  ----------


The Funds offered by this Prospectus are not intended to provide a complete or balanced investment program, but one or more of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of each Fund.

FINANCIAL SERVICES GROWTH FUND

GOAL: To increase the value of your investment by investing primarily in the equity securities of domestic and foreign financial services companies.

INVESTMENT OBJECTIVE: Long-term capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in equity securities, its price will rise and fall. The Fund's concentration in the banking, thrift, insurance and other financial services industries makes it subject to greater risk and volatility than equity funds that are more diversified, and the value of the Fund's shares will be affected by economic, competitive and regulatory developments affecting the financial services industries. The Fund may invest in the securities of foreign companies, which may involve more risk than the securities of U.S. companies. The Fund may use derivatives, such as options, futures and foreign currency contracts, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On June 30, 1998, the Fund had over $550 million in assets.

UTILITY INCOME FUND

GOAL: To increase the value of your investment and provide current income by investing primarily in income-producing equity securities and bonds of domestic and foreign companies engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water.

INVESTMENT OBJECTIVE: Current income and capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Because the Fund invests primarily in equity securities, its price will rise and fall. The Fund's concentration in the utility industries makes it subject to greater risk and volatility than funds that are more diversified, and the value of the Fund's shares will be affected by economic, competitive and regulatory developments in the utility industries. The Fund may invest in the securities of foreign companies, which may involve more risk than the securities of U.S. companies. The Fund may use derivatives, such as options, futures and foreign currency contracts, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On June 30, 1998, the Fund had over $35 million in assets.


MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

WHO SHOULD INVEST

FINANCIAL SERVICES GROWTH FUND is for investors who want long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in the equity securities of domestic and foreign financial services companies, including banks, thrift institutions ("thrifts"), insurance companies, commercial finance companies, consumer finance companies, brokerage companies, investment management companies,

                               Prospectus Page 3

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                             The Funds at a Glance
                                  (Continued)
-------------------------------------------------------------------------------
                                  ----------

companies that provide specialized services closely allied to financial services (such as transaction processing and financial printing) and their holding companies. Accordingly, Financial Services Growth Fund is designed for investors who are seeking long-term growth for a portion of their investments and who can assume the risks of greater fluctuation of market value resulting from a portfolio concentrated in the financial services industries.

UTILITY INCOME FUND is for investors who are seeking both current income and capital appreciation. The Fund seeks to achieve its objective by investing in equity securities and bonds in domestic and foreign electric, telecommunications, gas and water industries. Accordingly, Utility Income Fund is designed for conservative investors who are seeking income as well as capital growth through utility stocks and bonds, which are traditionally viewed as conservative investments.

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this Class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES
The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.

CLASS Y SHARES

Class Y shares are offered for sale only to limited groups of investors. The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales share when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

                               Prospectus Page 4

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                                 Expense Table
-------------------------------------------------------------------------------
                                  ----------
                               Prospectus Page 5

The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Funds. Expenses shown below are based on those incurred for the most recent fiscal year, except that "Other Expenses" and "Total Operating Expenses" for Class Y shares has been estimated because no Class Y shares were outstanding or were outstanding for only two days. All expenses for Utility Income Fund are those that would have been incurred by that Fund had Mitchell Hutchins and PaineWebber not voluntarily waived a portion of their fees.

                                                CLASS A CLASS B CLASS C CLASS Y
SHAREHOLDER TRANSACTION EXPENSES                ------- ------- ------- -------
Maximum Sales Charge on Purchases of Shares
 (as a % of offering price)...................   4.50%   None    None    None
Sales Charge on Reinvested Dividends (as a %
 of offering price)...........................   None    None    None    None
Maximum Contingent Deferred Sales Charge (as a
 % of net asset value at the time of purchase
 or sale, whichever is less) .................   None       5%      1%   None
Exchange Fee..................................   None    None    None    None
ANNUAL FUND OPERATING EXPENSES (as a % of
 average net assets)

FINANCIAL SERVICES GROWTH FUND
Management Fees......................................... 0.70% 0.70% 0.70% 0.70%
12b-1 Fees.............................................. 0.25  1.00  1.00  None
Other Expenses ......................................... 0.22  0.22  0.22  0.22%
                                                         ----  ----  ----  ----
Total Operating Expenses................................ 1.17% 1.92% 1.92%  .92%
                                                         ====  ====  ====  ====
UTILITY INCOME FUND
Management Fees......................................... 0.70% 0.70% 0.70% 0.70%
12b-1 Fees.............................................. 0.25  1.00  1.00  None
Other Expenses ......................................... 0.97  0.98  0.98  0.97%
                                                         ----  ----  ----  ----
Total Operating Expenses................................ 1.92% 2.68% 2.68% 1.67%
                                                         ====  ====  ====  ====



 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if an investor sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

 CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.

 CLASS C SHARES: If an investor sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of the sale by the shareholder, whichever is less, is imposed.

 CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ("PW Programs"), when Class Y shares are purchased through that PW Program. Participation in a PW Program is subject to an advisory fee at an effective annual rate of no more than 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Program participants also are permitted to purchase Class Y shares.

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                                 Expense Table
                                  (Continued)
-------------------------------------------------------------------------------
                                  ----------


12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                 CLASS A CLASS B CLASS C CLASS Y
                                                 ------- ------- ------- -------
12b-1 service fees..............................  0.25%   0.25%   0.25%   0.00%
12b-1 distribution fees.........................  0.00    0.75    0.75    0.00

For more information, see "Management" and "Flexible Pricing SM."

EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the SEC applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in each Fund, assuming a 5% annual return:

FINANCIAL SERVICES GROWTH FUND
EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $56    $ 80    $106     $181
Class B (Assuming sale of all shares at end of
 period).......................................  $70    $ 90    $124     $187
Class B (Assuming no sale of shares)...........  $20    $ 60    $104     $187
Class C (Assuming sale of all shares at end of
 period).......................................  $30    $ 60    $104     $224
Class C (Assuming no sale of shares)...........  $20    $ 60    $104     $224
Class Y........................................  $ 9    $ 29    $ 51     $113
UTILITY INCOME FUND
EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $64    $103    $144     $260
Class B (Assuming sale of all shares at end of
 period).......................................  $77    $113    $162     $266
Class B (Assuming no sale of shares)...........  $27    $ 83    $142     $266
Class C (Assuming sale of all shares at end of
 period).......................................  $37    $ 83    $142     $301
Class C (Assuming no sale of shares)...........  $27    $ 83    $142     $301
Class Y........................................  $17    $ 53    $ 91     $198

                               Prospectus Page 6

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  -----------



 ASSUMPTIONS MADE IN THE EXAMPLES

 . ALL CLASSES: Reinvestment of all dividends and other distributions; per-centage amounts listed under "Annual Fund Operating Expenses" remain the same for the years shown.
 . CLASS A SHARES: Deduction of the maximum 4.5% initial sales charge at the time of purchase.
 . CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.
 . CLASS C SHARES: Deduction of a 1% contingent deferred sales charge for sales of shares within one year of purchase.

                               Prospectus Page 7

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                             Financial Highlights

-------------------------------------------------------------------------------
                                  ----------

FINANCIAL SERVICES GROWTH FUND

The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This infor-mation is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998 and are incorporated by reference into the Statement of Additional Information. The financial state-

ments and notes, as well as the financial information in the table below re-lating to each of the five years in the period ended March 31, 1998, have been audited by Ernst & Young LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. Information shown below for periods prior to the year ended March 31, 1994, has also been audited by Ernst & Young LLP, whose reports thereon were unqualified.

                                                    FINANCIAL SERVICES GROWTH FUND
                         -----------------------------------------------------------------------------------------------
                                                               CLASS A
                         -----------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED MARCH 31,
                         ------------------------------------------------------------------------------------------
                           1998     1997     1996     1995     1994      1993     1992     1991     1990     1989
                         --------  -------  -------  -------  -------   -------  -------  -------  -------  -------
Net asset value,
 beginning of period.... $  23.41  $ 21.16  $ 17.11  $ 16.92  $ 19.45   $ 13.36  $  9.50  $  8.63  $  8.31  $  7.53
                         --------  -------  -------  -------  -------   -------  -------  -------  -------  -------
Net investment income...     0.20     0.18     0.30     0.25     0.15      0.10     0.15     0.25     0.24     0.25
Net realized and
 unrealized gains
 (losses)
 from investment
 transactions...........    11.75     5.69     6.25     1.34    (0.76)     6.01     3.92     0.86     0.37     0.77
                         --------  -------  -------  -------  -------   -------  -------  -------  -------  -------
Net increase (decrease)
 from investment
 operations.............    11.95     5.87     6.55     1.59    (0.61)     6.11     4.07     1.11     0.61     1.02
                         --------  -------  -------  -------  -------   -------  -------  -------  -------  -------
Dividends from net
 investment income......    (0.21)   (0.23)   (0.29)   (0.13)   (0.08)    (0.02)   (0.21)   (0.24)   (0.29)   (0.24)
Distributions from net
 realized gains from
 investment
 transactions...........    (1.59)   (3.39)   (2.21)   (1.27)   (1.84)      --       --       --       --       --
                         --------  -------  -------  -------  -------   -------  -------  -------  -------  -------
Total dividends and
 other distributions to
 shareholders...........    (1.80)   (3.62)   (2.50)   (1.40)   (1.92)    (0.02)   (0.21)   (0.24)   (0.29)   (0.24)
                         --------  -------  -------  -------  -------   -------  -------  -------  -------  -------
Net asset value, end of
 period................. $  33.56  $ 23.41  $ 21.16  $ 17.11  $ 16.92   $ 19.45  $ 13.36  $  9.50  $  8.63  $  8.31
                         ========  =======  =======  =======  =======   =======  =======  =======  =======  =======
Total investment return
 (1)....................    51.92%   28.72%   39.02%   10.22%   (3.14)%   46.79%   42.23%   13.33%    7.16%   13.76%
                         ========  =======  =======  =======  =======   =======  =======  =======  =======  =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's)......... $209,818  $85,661  $64,003  $49,295  $48,032   $61,645  $44,867  $43,131  $95,081  $90,322
Expenses to average net
 assets.................     1.17%    1.52%    1.37%    1.45%    1.44%     1.87%    1.72%    1.67%    1.33%    1.16%
Net investment income
 (loss) to average
 net assets.............     1.12%    0.90%    1.50%    1.40%    0.76%     0.60%    1.32%    2.56%    2.60%    3.20%
Portfolio turnover......       23%      40%      53%      14%      22%       28%      31%      19%      29%      55%
Average Commission Rate
 Paid (2)............... $ 0.0595  $0.0600      --       --       --        --       --       --       --       --

-------

 * Annualized.

+ Commencement of offering of shares.


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                               Prospectus Page 8

                              -------------------

          PaineWebber  Financial Services Growth Fund  Utility Income Fund
                              Financial Highlights
                                  (Continued)
--------------------------------------------------------------------------------
                                  -----------

                                          FINANCIAL SERVICES GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
                         CLASS B                                                       CLASS C
------------------------------------------------------------------  ----------------------------------------------------
                                                          FOR THE                                               FOR THE
                                                          PERIOD                                                PERIOD
                                                          JULY 1,                                               JULY 2,
         FOR THE YEARS ENDED MARCH 31,                   1991+ TO      FOR THE YEARS ENDED MARCH 31,           1992+ TO
------------------------------------------------------   MARCH 31,  ----------------------------------------   MARCH 31,
  1998     1997     1996     1995     1994      1993       1992      1998     1997     1996    1995    1994      1993
--------  -------  -------  -------  -------   -------   ---------  -------  -------  ------  ------  ------   ---------
$  22.87  $ 20.75  $ 16.85  $ 16.71  $ 19.34   $ 13.36    $10.24    $ 22.84  $ 20.75  $16.86  $16.71  $19.34    $14.61
--------  -------  -------  -------  -------   -------    ------    -------  -------  ------  ------  ------    ------
    0.09     0.04     0.13     0.11     0.02     (0.01)      --        0.12     0.06    0.12    0.11    0.01       --
   11.34     5.53     6.16     1.33    (0.75)     5.99      3.18      11.28     5.51    6.16    1.33   (0.73)     4.77
--------  -------  -------  -------  -------   -------    ------    -------  -------  ------  ------  ------    ------
   11.43     5.57     6.29     1.44    (0.73)     5.98      3.18      11.40     5.57    6.28    1.44   (0.72)     4.77
--------  -------  -------  -------  -------   -------    ------    -------  -------  ------  ------  ------    ------
   (0.09)   (0.06)   (0.18)   (0.03)   (0.06)      --      (0.06)     (0.09)   (0.09)  (0.18)  (0.02)  (0.07)    (0.04)
   (1.59)   (3.39)   (2.21)   (1.27)   (1.84)      --        --       (1.59)   (3.39)  (2.21)  (1.27)  (1.84)      --
--------  -------  -------  -------  -------   -------    ------    -------  -------  ------  ------  ------    ------
   (1.68)   (3.45)   (2.39)   (1.30)   (1.90)      --      (0.06)     (1.68)   (3.48)  (2.39)  (1.29)  (1.91)    (0.04)
--------  -------  -------  -------  -------   -------    ------    -------  -------  ------  ------  ------    ------
$  32.62  $ 22.87  $ 20.75  $ 16.85  $ 16.71   $ 19.34    $13.36    $ 32.56  $ 22.84  $20.75  $16.86  $16.71    $19.34
========  =======  =======  =======  =======   =======    ======    =======  =======  ======  ======  ======    ======
   50.80%   27.74%   37.97%    9.37%   (3.83)%   44.76%    31.16%     50.76%   27.74%  37.92%   9.34%  (3.76)%   32.66%
========  =======  =======  =======  =======   =======    ======    =======  =======  ======  ======  ======    ======
$198,473  $41,579  $28,147  $16,368  $11,517   $10,364    $  765    $63,809  $12,357  $6,989  $4,160  $4,370    $4,636
    1.92%    2.27%    2.12%    2.22%    2.16%     2.45%     2.72%*     1.92%    2.28%   2.14%   2.23%   2.17%     2.36%*
    0.37%    0.15%    0.74%    0.67%    0.05%    (0.03)%    0.14%*    0.36%     0.15%   0.72%   0.61%   0.03%     0.01%*
      23%      40%      53%      14%      22%       28%       31%        23%      40%     53%     14%     22%       28%
$ 0.0595  $0.0600      --       --       --        --        --     $0.0595  $0.0600     --      --      --        --
                                          FINANCIAL SERVICES GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
 CLASS Y
---------
 FOR THE
 PERIOD
MARCH 30,
1997+ TO
MARCH 31,
  1998
----------
 $ 33.22
----------
    0.00
    0.34
----------
    0.34
----------
    0.00
    0.00
----------
    0.00
----------
 $ 33.56
==========
    1.02%
==========
 $     2
    0.80%*
    0.00%*
      23%
 $0.0595

                               Prospectus Page 9

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  ----------

                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------
UTILITY INCOME FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Re-port to Shareholders for the fiscal year ended March 31, 1998 and are incorpo-rated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below, have been audited by Ernst & Young LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                          UTILITY INCOME FUND
                         ------------------------------------------------------------
                                                CLASS A
                         ------------------------------------------------------------
                             FOR THE        FOR THE                        FOR THE
                              YEAR           FOUR      FOR THE YEARS       PERIOD
                              ENDED         MONTHS         ENDED           JULY 2,
                            MARCH 31,        ENDED     NOVEMBER 30,        1993+ TO
                         ----------------  MARCH 31,  ----------------   NOVEMBER 30,
                          1998     1997      1996      1995     1994         1993
                         -------  -------  ---------  -------  -------   ------------
Net asset value,
 beginning of period.... $ 10.20  $  9.76   $  9.77   $  8.31  $  9.66     $ 10.00
                         -------  -------   -------   -------  -------     -------
Net investment income...    0.33     0.34      0.15      0.47     0.48        0.20
Net realized and
 unrealized gains
 (losses) from
 investment
 transactions...........    3.61     0.41       --       1.44    (1.31)      (0.39)
                         -------  -------   -------   -------  -------     -------
Net increase (decrease)
 from investment
 operations.............    3.94     0.75      0.15      1.91    (0.83)      (0.19)
                         -------  -------   -------   -------  -------     -------
Dividends from net
 investment income......   (0.35)   (0.31)    (0.16)    (0.45)   (0.52)      (0.15)
                         -------  -------   -------   -------  -------     -------
Net asset value, end of
 period................. $ 13.79  $ 10.20   $  9.76   $  9.77  $  8.31     $  9.66
                         =======  =======   =======   =======  =======     =======
Total investment return
 (1)....................   39.15%    7.83%     1.46%    23.64%   (8.76)%     (1.95)%
                         =======  =======   =======   =======  =======     =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's)......... $ 7,856  $ 6,039   $ 9,416   $10,750  $12,532     $16,224
Expenses to average net
 assets, net of waivers
 from adviser ..........    1.92%    1.93%     1.09%*    1.49%    1.58%       1.55%*
Expenses to average net
 assets, before waivers
 from adviser ..........    1.92%    2.00%     1.44%*    1.49%    1.58%       1.55%*
Net investment income,
 net of waivers from
 adviser, to average net
 assets.................    2.77%    3.27%     4.26%*    5.13%    5.49%       5.38%*
Net investment income,
 before waivers from
 adviser, to average net
 assets.................    2.77%    3.20%     3.91%*    5.13%    5.49%       5.38%*
Portfolio turnover......      10%      41%       21%       30%      92%         13%
Average commission rate
 paid (2)............... $0.0589  $0.0600   $0.0600        --       --          --

-------
 *Annualized.
 +Commencement of operations.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                              Prospectus Page 10

                              -------------------

          PaineWebber  Financial Services Growth Fund  Utility Income Fund
                              Financial Highlights
                                  (Concluded)
--------------------------------------------------------------------------------
                                  -----------

                                               UTILITY INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------
                 CLASS B                                                        CLASS C
-----------------------------------------------------------  ----------------------------------------------------------------
                   FOR THE
    FOR THE         FOUR                          FOR THE        FOR THE        FOR THE                            FOR THE
     YEAR          MONTHS     FOR THE YEARS       PERIOD          YEAR           FOUR                               PERIOD
     ENDED          ENDED         ENDED           JULY 2,         ENDED         MONTHS    FOR THE YEARS ENDED      JULY 2,
   MARCH 31,      MARCH 31,   NOVEMBER 30,        1993+ TO      MARCH 31,        ENDED       NOVEMBER 30,          1993+ TO
----------------  ---------  ----------------   NOVEMBER 30, ----------------  MARCH 31,  --------------------   NOVEMBER 30,
 1998     1997      1996      1995     1994         1993      1998     1997      1996       1995       1994          1993
-------  -------  ---------  -------  -------   ------------ -------  -------  ---------  ---------  ---------   ------------
$ 10.20  $  9.75   $  9.77   $  8.31  $  9.65     $ 10.00    $ 10.20  $  9.75   $  9.77   $    8.31  $    9.65     $ 10.00
-------  -------   -------   -------  -------     -------    -------  -------   -------   ---------  ---------     -------
   0.25     0.26      0.12      0.40     0.42        0.17       0.23     0.25      0.12        0.40       0.42        0.16
   3.60     0.42     (0.01)     1.45    (1.31)      (0.39)      3.61     0.43     (0.01)       1.45      (1.31)      (0.38)
-------  -------   -------   -------  -------     -------    -------  -------   -------   ---------  ---------     -------
   3.85     0.68      0.11      1.85    (0.89)      (0.22)      3.84     0.68      0.11        1.85      (0.89)      (0.22)
-------  -------   -------   -------  -------     -------    -------  -------   -------   ---------  ---------     -------
  (0.26)   (0.23)    (0.13)    (0.39)   (0.45)      (0.13)     (0.26)   (0.23)    (0.13)      (0.39)     (0.45)      (0.13)
-------  -------   -------   -------  -------     -------    -------  -------   -------   ---------  ---------     -------
$ 13.79  $ 10.20   $  9.75   $  9.77  $  8.31     $  9.65    $ 13.78  $ 10.20   $  9.75   $    9.77  $    8.31     $  9.65
=======  =======   =======   =======  =======     =======    =======  =======   =======   =========  =========     =======
  38.13%    7.05%     1.10%    22.73%   (9.35)%     (2.29)%    38.09%    7.06%     1.10%      22.71%     (9.36)%     (2.28)%
=======  =======   =======   =======  =======     =======    =======  =======   =======   =========  =========     =======
$21,562  $21,071   $34,765   $37,554  $37,156     $45,382    $ 7,736  $ 6,909   $11,072   $  12,222  $  13,922     $17,866
   2.68%    2.69%     1.85%*    2.23%    2.33%       2.29%*     2.68%    2.70%     1.85%*      2.24%      2.32%       2.29%*
   2.68%    2.76%     2.20%*    2.23%    2.33%       2.29%*     2.68%    2.76%     2.20%*      2.24%      2.32%       2.29%*
   2.05%    2.51%     3.51%*    4.37%    4.72%       4.67%*     1.99%    2.51%     3.50%*      4.37%      4.69%       4.67%*
   2.05%    2.44%     3.16%*    4.37%    4.72%       4.67%*     1.99%    2.44%     3.15%*      4.37%      4.69%       4.67%*
     10%      41%       21%       30%      92%         13%        10%      41%       21%         30%        92%        13%
$0.0589  $0.0600   $0.0600        --       --          --    $0.0589  $0.0600   $0.0600          --         --          --

                               Prospectus Page 11

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                       Investment Objectives & Policies
-------------------------------------------------------------------------------
                                  ----------
The Funds' investment objectives may not be changed without shareholder approval. Their other investment policies, except where noted, are not fundamental and may be changed by the Funds' boards.

FINANCIAL SERVICES GROWTH FUND

Financial Services Growth Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by primarily investing in equity securities of companies in the financial services industries. These companies include banks, thrifts, insurance companies, commercial finance companies, consumer finance companies, brokerage companies, investment management companies, companies that provide specialized services closely allied to financial services (such as transaction processing and financial printing) and their holding companies.

The Fund seeks to invest in companies that are benefiting from the ongoing changes in the financial services industries, including consolidation of banks and thrifts and the growth of the non-bank portion of the financial services industry. However, this concentration subjects the Fund to more volatility than would be experienced by a fund whose portfolio is more diversified.

The Fund normally invests at least 65% of its total assets in equity securities of financial services companies. To be considered a financial services company, a company must:

 . derive at least 50% of either its revenues or earnings from financial services activities or devote at least 50% of its assets to these activities; or

 . be engaged in "securities-related businesses," meaning it derives more than 15% of its gross revenues from securities brokerage or investment management activities.

The Fund may invest up to 35% of its total assets in equity securities of companies outside the financial services industries and in bonds of all issuers. The Fund may also invest up to 20% of its total assets in equity securities and bonds of foreign issuers. The Fund may invest in securities other than equity securities when, in the opinion of Mitchell Hutchins, their potential for capital appreciation is equal to or greater than that of equity securities or when such holdings might reduce volatility in the Fund.

The Fund may not invest more than 5% of its total assets in the equity securities of any one company engaged in securities-related businesses. The Fund may invest in banks and thrifts (and their holding companies) only if their deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). However, neither the securities of these companies nor the Fund's shares are insured by the FDIC or any other federal or governmental agency.

UTILITY INCOME FUND

Utility Income Fund's investment objective is current income and capital appreciation. The Fund attempts to achieve its objective by investing at least 65% of its total assets in income-producing equity securities and bonds issued by domestic and foreign companies that are primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas or water.

"Primarily engaged" means that:

 . more than 50% of the company's assets are devoted to the ownership or operation of one or more such facilities; or

 . more than 50% of the company's operating revenues are derived from such businesses.

The Fund may invest in the equity securities and bonds of foreign companies. The Fund may invest up to 35% of its total assets in equity securities and bonds of companies that are outside the utility industries and in high quality money market instruments. The Fund may invest up to 5% of its net assets in bonds and convertible securities that are rated lower than investment grade.

The Fund seeks to invest in companies that should benefit from a dramatically changing operating environment, spurred by a long-term, secular trend toward deregulation. Some of these changes include:

                              Prospectus Page 12

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  ----------

 . local telecommunications providers' shift from rate of return to price cap regulation;

 . more liberal legislation, which is gradually eliminating entry barriers that historically prohibited telephone companies from entering new businesses;
  and

 . a more open market in the electric utility industry, which should lead to consolidation within the industry.

However, the Fund's concentration in these industries subjects it to more volatility than would be experienced by a fund whose portfolio is more diversified.

                                    * * * *

As with any mutual fund, there is no assurance that any Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.
-------------------------------------------------------------------------------

                        Investment Philosophy & Process
-------------------------------------------------------------------------------

FINANCIAL SERVICES GROWTH FUND

In seeking long-term capital appreciation, the Fund invests in equity securities of institutions considered to represent strong fundamental investment value. Mitchell Hutchins bases the stock selection process on issuer-specific factors affecting the potential for capital appreciation. These factors include the issuer's current and anticipated revenues, earnings, cash flow and assets. Mitchell Hutchins also considers general market conditions in the financial services industries.

Mitchell Hutchins places much emphasis on:

 . searching for companies with better-than-average earnings growth that are not yet recognized by the market;

 . analyzing the practices of company management; and

 . finding companies with niche products.

The Mitchell Hutchins Equity Team meets with the executives at most of the companies in which the Fund invests. Mitchell Hutchins prefers to invest in companies that are headquartered or doing business in growing regions and that obtain their earnings growth in a secular, sustainable way, as opposed to companies that generate their earnings through cyclical factors.

UTILITY INCOME FUND

Utilities represent a relatively conservative way to realize dividend income and long-term capital appreciation opportunities. In determining the ratio of the Fund's equity holdings to its bond holdings, Mitchell Hutchins considers which proportions would best meet the Fund's investment objective of income and growth. This will vary from time to time based primarily on the overall economic environment.

Once Mitchell Hutchins determines the weighting that would best achieve a balance between income and capital appreciation, it evaluates individual issuers. Factors considered include the issuer's business and regulatory environment, its ability to maintain low production costs, management, financial condition, anticipated earnings and dividends, economic health of the area it serves and other related measures of value.

                              Prospectus Page 13

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                                  Performance
-------------------------------------------------------------------------------
                                  ----------

These charts show the total returns for each calendar year for the Funds. Sales charges have not been deducted from total returns for Class A, B, and C shares. Returns would be lower if sales charges were deducted. Average annual total returns both before and after deducting the maximum sales charges are shown below in the tables that follow the performance charts. Past results are not a guarantee of future results. Utility Income Fund had no Class Y shares outstanding during the periods shown, and Financial Services Growth Fund had no Class Y shares outstanding during any year shown.

FINANCIAL SERVICES GROWTH FUND

                           [BAR GRAPH APPEARS HERE]

                 1987      1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                 ----      ----      ----     ----     ----     ----     ----     ----     ----     ----     ----
Class A         -11.05%   15.38%    21.71%  -12.33%   65.37%   38.68%   10.32%   -0.75%   47.46%   28.96%   45.20%
Class B                                               23.30%   37.82%    9.57%   -1.53%   46.36%   28.00%   44.10%
Class C                                                        18.80%    9.52%   -1.50%   46.30%   27.99%   44.09%

The 1991 returns for Class B shares represent the period from inception on July 1, 1991 to December 31, 1991. The 1992 returns for Class C shares represent the period from inception on July 2, 1992 to December 31, 1992.

AVERAGE ANNUAL TOTAL RETURNS
As of March 31, 1998

                                              CLASS A   CLASS B  CLASS C  CLASS Y
                                              -------   -------  -------  -------
Inception Date............................... 5/22/86   7/1/91   7/2/92   3/30/98
ONE YEAR
 Before deducting maximum sales charges......    51.92%  50.80%   50.76%      N/A
 After deducting maximum sales charges.......    45.10%  45.80%   49.76%      N/A
FIVE YEARS
 Before deducting maximum sales charges......    23.75%  22.83%   22.82%      N/A
 After deducting maximum sales charges.......    22.61%  22.65%   22.82%      N/A
TEN YEARS OR LIFE OF CLASS
 Before deducting maximum sales charges......    23.69%  28.12    25.59      1.02%
 After deducting maximum sales charges.......    23.12%  28.12    25.59      1.02%

                              Prospectus Page 14

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  ----------

UTILITY INCOME FUND

                           [BAR GRAPH APPEARS HERE]

             1993     1994     1995     1996      1997
             ----     ----     ----     ----      ----
Class A     -0.70%   -9.71%   28.82%    7.90%    25.75%
Class B     -1.02%  -10.40%   27.87%    7.06%    24.78%
Class C     -1.01%  -10.41%   27.86%    7.07%    24.72%

The 1993 returns represent the period from the Fund's inception on July 2, 1993 to December 31, 1993.

AVERAGE ANNUAL TOTAL RETURNS

As of March 31, 1998

                                                      CLASS A  CLASS B  CLASS C
                                                      -------  -------  -------
Inception Date....................................... 7/2/93   7/2/93   7/2/93
ONE YEAR
 Before deducting maximum sales charges..............   39.15%  38.13%   38.09%
 After deducting maximum sales charges...............   32.90%  33.13%   37.09%
THREE YEARS
 Before deducting maximum sales charges..............   21.12%  20.24%   20.23%
 After deducting maximum sales charges...............   19.26%  19.54%   20.23%
LIFE
 Before deducting maximum sales charges..............   11.59%  10.76%   10.75%
 After deducting maximum sales charges...............   10.52%  10.47%   10.75%

PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for Class A shares of the Funds reflects deduction of the Funds' maximum initial sales charge of 4.5% at the time of purchase, and standardized return for the Class B and Class C shares of the Funds reflects deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as "Life". Total return calculations assume reinvestment of dividends and other distributions.

The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is

                              Prospectus Page 15

                              -------------------

    PaineWebber   Financial Services Growth Fund  Utility Income Fund
-------------------------------------------------------------------------------
                                  ----------
contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

                            The Funds' Investments

EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock.

BONDS (including notes and debentures) are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

RISKS

Under normal circumstances, each Fund invests primarily in equity securities. Following is a discussion of these and other risks that are common to each
Fund:

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

FOREIGN SECURITIES. Each Fund may invest a portion of its assets in the securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

INVESTING IN DEVELOPING COUNTRIES. Investing in securities issued by companies located in developing countries involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Developing countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in developing countries may also result in a lack of liquidity and in price volatility.

BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of a fund's investments. Long-term bonds generally are more sensitive to interest rate changes than short-term bonds. Credit risk is the risk that the issuer or a guarantor may be unable to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

                              Prospectus Page 16

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  ----------

A bond's credit risk may be rated Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Generally, the bonds and convertible securities that the Funds may buy must be rated investment grade. In addition, Utility Income Fund may invest up to 5% of its net assets in bonds and convertible securities that are rated below investment grade. The Funds also may invest in securities that are comparably rated by another nationally recognized rating agency and in unrated securities if they are deemed to be of comparable quality.

Investment grade bonds are those rated within the four highest categories by S&P or Moody's. Moody's fourth highest category (Baa) includes securities which, in its opinion, have speculative features. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated debt instruments.

Bonds rated below investment grade, that is, rated lower than BBB by S&P or Baa by Moody's, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These bonds are commonly referred to as junk bonds. During an economic downturn or period of rising interest rates, issuers of these securities may experience financial stress that adversely affects their ability to pay interest and principal and may increase the possibility of default. Lower-rated bonds are frequently unsecured by collateral and will not receive payment until more senior claims are paid in full. The market for lower-rated bonds is thinner and less active, which may limit a Fund's ability to sell such bonds at a fair value in response to changes in the economy or financial markets.

Credit ratings attempt to evaluate the safety of principal and interest payments; they do not guarantee the performance of the issuer and they do not attempt to evaluate the volatility of the bond's value or its liquidity. The rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that the rating agencies will downgrade bonds.

DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as "derivatives" because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swaps and similar instruments that may be used in hedging and related strategies. There is only limited consensus as to what constitutes a "derivative" security. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins take these risks into account in its management of the Funds.

COUNTERPARTIES. The Funds may be exposed to the risk of financial failure or insolvency of another party with which a Fund enters into a transaction, such as a repurchase agreement or a derivative contract. Subject to board supervision, Mitchell Hutchins monitors and evaluates the creditworthiness of these counterparties to help minimize those risks.

YEAR 2000 RISK. Like other mutual funds and other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

The companies in which the Funds invest also could be adversely affected by the Year 2000 Issue. Financial Services Growth Fund primarily invests in securities of companies in the financial services industries, which, are especially dependent on computer systems to properly process and calculate date-related information and transactions. While many companies in the financial services industries are taking steps to address the Year 2000 Issue, there can be no assurance these steps will be sufficient to avoid an adverse impact.

                                     * * *

In addition to these general risks, investments in each Fund are subject to special sector risk considerations:

                              Prospectus Page 17

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  ----------

FINANCIAL SERVICES GROWTH FUND

INVESTMENTS IN FINANCIAL SERVICES INDUSTRIES. Because investments made by Financial Services Growth Fund are concentrated in the financial services industries, its shares are subject to greater risk than the shares of a fund whose portfolio is not so concentrated, and it will be particularly affected by economic, competitive and regulatory developments affecting those industries.

Financial services companies are subject to extensive governmental regulation. This regulation may limit both the amounts and types of loans and other financial commitments these companies can make, as well as the interest rates and fees they can charge. Profitability of these companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the industry. Companies in the financial services industries may be subject to severe price competition. Also, the industry and the Fund may be significantly affected if the legislation that is currently being considered, to reduce the separation between commercial and investment banking businesses, is enacted.


UTILITY INCOME FUND

INVESTMENTS IN UTILITY INDUSTRIES. Because investments made by Utility Income Fund are concentrated in the utility industries, its shares will be particularly affected by economic and regulatory developments in or related to those industries and are subject to greater risk than the shares of a Fund whose portfolio is not so concentrated. Interest rate changes may affect the value of the Fund's assets. When interest rates decline, prices of utility equity securities and bonds tend to increase. When interest rates rise, these prices tend to decrease.

The regulation of utility industries is evolving in the United States and in foreign countries. As a result, certain companies may be forced to defend their core businesses against outside companies and may become less profitable. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowing, costs associated with compliance in regard to environmental, nuclear facility and other safety regulations, and changes in the regulatory climate. Increasing competition due to past regulatory changes in the telephone communications industry continues and, although certain companies have benefitted, many companies may be adversely affected in the future.

Gas transmission companies and gas distribution companies continue to undergo significant changes as well. Water supply utilities are in an industry that is highly fragmented due to local ownership and generally the companies are more mature and are experiencing little or no per capita volume growth. There is no assurance that utility industries, as a whole, will experience favorable developments or that business opportunities will continue to undergo significant changes or growth.

INVESTMENT TECHNIQUES AND STRATEGIES

STRATEGIES USING DERIVATIVE CONTRACTS. Each Fund may use certain investments and strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including options (on securities, futures and stock indexes) and futures contracts (on stock indexes and interest rates). Financial Services Growth Fund and Utility Income Fund also may use derivative contracts involving foreign currencies, including options and futures contracts on foreign currencies and (for Utility Income Fund) forward currency contracts. In addition, Utility Income Fund may use these strategies to attempt to enhance income; the use of such strategies solely to enhance income may be considered a form of speculation. Utility Income Fund may also enter into certain interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. New financial products and risk management techniques continue to be developed and may be used if consistent with the Funds' investment objectives and policies. The Statement of Additional Information for the Funds contains further information on these derivative contracts and related hedging strategies.

The Funds might not use any derivative contract or related strategy, and there can be no assurance that any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, a Fund may have lower net income and a net loss on the

                              Prospectus Page 18

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  ----------
investment. Each strategy involves certain risks, which include:

 . the fact that the skills needed to implement a strategy using derivative instruments are different from those needed to select securities for the Funds;

 . the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities or currencies being hedged;

 . possible constraints placed on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

 . the possibility that a Fund is unable to close out or liquidate its hedged position.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of that Fund's total assets. Lending securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities.

TEMPORARY AND DEFENSIVE POSITIONS. When Mitchell Hutchins believes that unusual circumstances warrant a defensive posture, each Fund may temporarily commit all or any portion of its assets to cash or investment grade money market instruments, including repurchase agreements. Each Fund also may commit up to 35% of its total assets to cash or investment grade money market instruments, including repurchase agreements, for liquidity purposes or pending investment in other securities. In a typical repurchase agreement, a Fund buys a security and simultaneously agrees to sell it back at an agreed-upon price and time, usually no more than seven days after purchase.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. These include certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Funds do not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins has determined such securities to be liquid, based upon the trading markets for the securities under procedures approved by the Funds' boards.

OTHER INFORMATION. Each Fund may also purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. A Fund generally would not pay for such securities or start earning interest on them until they are delivered, but it would immediately assume the risks of ownership, including the risk of price fluctuation. Each Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets, including reverse repurchase agreements involving up to 5% of its net assets. Each Fund may sell securities short "against the box". When a security is sold against the box, the seller retains ownership of the security.

                              Prospectus Page 19

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  ----------

                              Flexible PricingSM
-------------------------------------------------------------------------------

Each Fund offers through this prospectus four classes of shares that differ in terms of sales charges and expenses. An eligible investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' Transfer Agent ("Transfer Agent"), receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

                                                            DISCOUNT TO SELECTED
                          SALES CHARGE AS A PERCENTAGE OF:  DEALERS AS PERCENTAGE
AMOUNT OF INVESTMENT     OFFERING PRICE NET AMOUNT INVESTED   OF OFFERING PRICE
--------------------     -------------- ------------------- ---------------------
Less than $50,000.......      4.50%            4.71%                4.25%
$50,000 to $99,999......      4.00             4.17                 3.75
$100,000 to $249,999....      3.50             3.63                 3.25
$250,000 to $499,999....      2.50             2.56                 2.25
$500,000 to $999,999....      1.75             1.78                 1.50
$1,000,000 and
 over(/1/)..............      None             None                 1.00(/2/)

-------
(/1/A)contingent deferred sales charge of 1% of the shares' offering price or net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may not withdraw more than 12% of the value of the Fund account under the Plan in the first year after purchase.
(/2/Mitchell)Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS AND WAIVERS

Investors who are purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

 . their spouses, parents or children under age 21;

 . their Individual Retirement Accounts (IRAs);

 . certain employee benefit plans, including 401(k) plans;

 . any company controlled by the investor;

 . trusts created by the investor;

 . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or

 . accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

 . is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

 . is the spouse, parent or child of any of the above;

 . buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

                              Prospectus Page 20

                              ------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  ----------

 . the investor was the investment executive's client at the competing brokerage firm;

 . within 90 days of buying Class A shares in a Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

 . the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

 . is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

 . is an employer establishing an employee benefit plan qualified under section
  401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the Internal Revenue Code ("Code") (each a "qualified plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, a plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

 . is a participant in the PaineWebber Members Only Program(TM). For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

 . is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

 . acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is waived; or

 . acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

 . acquires Class A shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor has owned the shares. The sales charge is calculated by multiplying the net asset value of the shares at the time of sale or purchase, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.


                              Prospectus Page 21

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  ----------

    IF THE INVESTOR                            PERCENTAGE BY WHICH THE SHARES'
 SELLS SHARES WITHIN:                          NET ASSET VALUE IS MULTIPLIED:
-----------------------                        -------------------------------
1st year since purchase                                       5%
2nd year since purchase                                       4
3rd year since purchase                                       3
4th year since purchase                                       2
5th year since purchase                                       2
6th year since purchase                                       1
7th year since purchase                                     None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the investors are selling:

 . First, Class B shares owned through reinvested dividends and capital gain distributions; and

 . Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

 . sales of shares under the Fund's "Systematic Withdrawal Plan" (investors may withdraw annually no more than 12% of the value of the Fund account under the Plan);
 . a distribution from an IRA, a self-employed individual retirement plan
  ("Keogh Plan") or a custodial account under section 403(b) of the Code after the investor reaches age 59 1/2;
 . a tax-free return of an excess IRA contribution;
 . a tax-qualified retirement plan distribution following retirement; or . Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

Investors must provide satisfactory information to PaineWebber or the Fund if the investor seeks any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% of the offering price (the net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholders, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or other distributions will not be subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.

CLASS Y SHARES

HOW PRICE IS CALCULATED

Eligible investors may purchase Class Y shares at the net asset value next calculated after the purchase order is received at PaineWebber's New York City headquarters or at the Transfer Agent. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to rule 12b-1 distribution fees or service fees.

LIMITED GROUPS OF INVESTORS. Only the following investors are eligible to buy Class Y shares:

 . a participant in one of the PW Programs listed below when Class Y shares are purchased through that PW Program;


                              Prospectus Page 22

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                                  ----------
 . an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing SM System;

 . a qualified plan that has either 5,000 or more eligible employees or $50 million or more in assets; and

 . an investment company advised by PaineWebber or an affiliate of PaineWebber.

PACE MULTI-ADVISOR PROGRAM: An investor who participates in the PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE Multi-Advisor Program.

-------------------------------------------------------------------------------

                               How to Buy Shares

-------------------------------------------------------------------------------

Prices are calculated for each class of a Fund's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business.

The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or the Funds that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which you may obtain by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

Investors who are new to PaineWebber may complete and sign an account application and mail it along with a check. Investors also may open an account in person.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 . mail an application with a check; or

 . open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

MINIMUM INVESTMENTS

   To open an account:............ $1,000
   To add to an account:.......... $  100

A Fund may waive or reduce these minimums for:

 . employees of PaineWebber or its affiliates; or

 . participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan; or

                              Prospectus Page 23

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                                  ----------

 . transactions in Class A and Class Y shares made in certain investment programs.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Class A, B and C shares for the same class of shares of most other PaineWebber mutual funds. Class Y shares are not exchangeable. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange.

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

 . Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 . Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

 . the investor's name and address;

 . the Fund's name;

 . the Fund account number;

 . the dollar amount or number of shares to be sold; and

 . a guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the Fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a listing of other PaineWebber mutual funds. PaineWebber S&P 500 Index Fund does not currently participate in the Flexible Pricing System(TM) and is not available for exchanges.

-------------------------------------------------------------------------------

                              How to Sell Shares

-------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated (less any applicable contingent deferred sales charge) after the order is received. Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares that were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through PFPC Inc., the Fund's Transfer Agent, may sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

                              Prospectus Page 24

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                                  ----------

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all Fund shares in any shareholder account with a net asset value of less than $500.

If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE
Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

-------------------------------------------------------------------------------

                                Other Services

-------------------------------------------------------------------------------

Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Fund's Class A, B and C shares.

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more monthly, quarterly, semi annually or annually from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

 . CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

 . CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, semiannual and annual withdrawals of $200, $400, $600 and $800, respectively.

Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. An investor may withdraw no more than 12% of the value of the Fund account when the investor signed up for the Plan (annually for Class B shares; during the first year under the Plan for Class A and C shares). Shareholders who elect to receive dividends or other distributions in cash may not participate in this Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

                              Prospectus Page 25

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                                  Management
-------------------------------------------------------------------------------
                                  ----------

FINANCIAL SERVICES GROWTH FUND

The Fund is governed by a board of directors, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). Karen L. Finkel is primarily responsible for the day-to-day portfolio management of the Fund. Mrs. Finkel is a senior vice president of Mitchell Hutchins. She has held her Fund responsibilities since January 1988 and has been employed by Mitchell Hutchins as a portfolio manager for the last ten years.

UTILITY INCOME FUND

The Fund is governed by a board of trustees, which oversees the Fund's operations. It has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). Karen L. Finkel is primarily responsible for the day-to-day management of the Fund's stock portfolio and determines the allocation of Fund assets between stocks and bonds. James F. Keegan and Julieanna Berry are primarily responsible for day-to-day management of the Fund's bond portfolio. Mrs. Finkel is a senior vice president of Mitchell Hutchins and has been a portfolio manager of the Fund since February 1995. She has been employed by Mitchell Hutchins as a portfolio manager for the last ten years. Mrs. Berry has held her Fund responsibilities since March 1996 and was joined by Mr. Keegan in April 1996. Mrs. Berry is a first vice president of Mitchell Hutchins and has been employed by Mitchell Hutchins as a portfolio manager since 1989. Mr. Keegan is a senior vice president of Mitchell Hutchins and oversees all corporate bond investments. Prior to joining Mitchell Hutchins, Mr. Keegan was the director of fixed income strategy and research at the Merrion Group, L.P. from 1994 to 1995. From 1987 to 1994, he was vice president of global investment management of Bankers Trust Company.

                                    * * * *

In accordance with procedures adopted by the boards, brokerage transactions for the Funds may be conducted through PaineWebber or its affiliates and the Funds may pay fees to PaineWebber for its services as lending agent in their portfolio securities lending programs. Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is a wholly owned asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On June 30, 1998, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 69 separate portfolios and aggregate assets of over $40.3 billion.

MANAGEMENT FEES & OTHER EXPENSES

Each Fund pays Mitchell Hutchins a monthly fee for its services. For the fiscal year ended March 31, 1998, each Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.70% of its average daily net assets.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Funds' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins:

 . Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

 . Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Under the Plans, Mitchell Hutchins primarily uses the service fees for Class A, B and C shares to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment

                              Prospectus Page 26

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                                  ----------

amounts maintained in each Fund's Class A, Class B and Class C shares by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 . Offset the commissions it pays to PaineWebber for selling each Fund's Class
  B and Class C shares, respectively.

 . Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the Funds or investors at the time Class B or C shares are bought.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for Class A, Class B, and Class C shares ("Distribution Contracts") specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

-------------------------------------------------------------------------------

                    Determining the Shares' Net Asset Value

-------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If that value is not readily available, assets are valued at fair value as determined in good faith by or under the direction of its board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rates. It should be rec- ognized that judgment plays a greater role in valuing below investment grade securities in which Utility Income Fund may invest because there is less reliable, objective data available.

                              Prospectus Page 27

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                               Dividends & Taxes
-------------------------------------------------------------------------------
                                  ----------

DIVIDENDS

Financial Services Growth Fund pays an annual dividend from its net investment income and net short-term capital gain, if any. Utility Income Fund pays quarterly dividends from its net investment income. Each Fund also distributes annually any net gains from foreign currency transactions, any short-term capital gain and substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss, if any). The Funds may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class A, B and C shares of a Fund are expected to be lower than those on its Class Y shares because the other shares have higher expenses resulting from their service fees and, in the case of Class B and Class C shares, their distribution fees. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. See "General Information."

Each Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.

Dividends from each Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to its shareholders as ordinary income. Distributions of each Fund's net capital gain (whether paid in cash or additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, as modified by recent legislation, the maximum tax rate applicable to a non-corporate taxpayer's net capital gain recognized on capital assets held for more than one year is 20% (10% for taxpayers in the 15% marginal tax bracket). In the case of a regulated investment company such as a Fund, the relevant holding period is determined by how long the Fund has held the portfolio securities on which the gain was realized, not by how long the shareholders have held their Fund shares.

Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.

YEAR-END TAX REPORTING

Following the end of each calendar year, each Fund notifies its shareholders of the dividends and capital gain distributions paid (or deemed paid), their share of any foreign taxes paid by the Fund that year and any portion of those dividends that qualifies for special treatment.

                              Prospectus Page 28

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund
                                  ----------

BACKUP WITHHOLDING

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

TAX ON THE SALE OR EXCHANGE
OF FUND SHARES

A shareholder's sale (redemption) of shares may result in a taxable gain or loss. This depends on whether the shareholder receives more or less than the adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of a Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES
FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased (or any loss would be decreased) by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

                                    * * * *

The foregoing only summarizes some of the important tax considerations affecting the Funds and their shareholders. Please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisers.


                            Prospectus Page 29

                              -------------------

         PaineWebber  Financial Services Growth Fund  Utility Income Fund

                              General Information
-------------------------------------------------------------------------------
                                  ----------

ORGANIZATION

FINANCIAL SERVICES GROWTH FUND

Financial Services Growth Fund is a diversified, open-end management investment company that was incorporated in Maryland on February 13, 1986. The Fund has authority to issue 300 million shares of common stock of separate series, par value $0.001 per share.

UTILITY INCOME FUND

Utility Income Fund is a diversified series of PaineWebber Managed Investments Trust ("Trust"), an open-end management investment company that was formed on November 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. Shares of seven other series have been authorized.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class of shares of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of a Fund will affect the performance of those classes.

Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends on a Fund's Class A, B, C and Y shares will differ.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for misstatements in the Prospectus about another Fund. The board of each Fund considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Fund (or the Trust, which has more than one series) may elect all of the board members of that Fund or Trust. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to a class. The shares of all series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

SHAREHOLDER MEETINGS

The Funds do not intend to hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Trust or Fund (as applicable) may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust or Fund, as applicable.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's custodian and recordkeeping agent and employs foreign sub-custodians to provide custody of any foreign assets of Funds. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.


                            Prospectus Page 30

                              ------------------
                                   ---------
--------------------------------------------------------------------------------

 PaineWebber Financial Services Growth FundPaineWebber Utility Income Fund

                       Prospectus -- August 1, 1998
--------------------------------------------------------------------------------


 -PAINEWEBBER BOND FUNDS      -PAINEWEBBER STOCK FUNDS


  High Income Fund             Financial Services Growth Fund
  Investment Grade Income      Growth Fund
  Fund                         Growth and Income Fund
  Low Duration U.S.            Mid Cap Fund
  Government  Income Fund      Small Cap Fund
  Strategic Income Fund        Utility Income Fund
  U.S. Government Income
  Fund


 -PAINEWEBBER TAX-FREE BOND   -PAINEWEBBER GLOBAL FUNDS
  FUNDS


                               Asia Pacific Growth Fund
  California Tax-Free          Emerging Markets Equity Fund
  Income Fund                  Global Equity Fund
  Municipal High Income        Global Income Fund
  Fund

  National Tax-Free
  Income Fund
  New York Tax-Free
  Income Fund

 -PAINEWEBBER ASSET           -PAINEWEBBER MONEY MARKET
  ALLOCATION FUNDS             FUND

                              -PAINEWEBBER FUNDS OF FUNDS

  Balanced Fund

  Tactical Allocation
  Fund Mitchell Hutchins Aggressive Portfolio Mitchell Hutchins Moderate Portfolio Mitchell Hutchins Conservative Portfolio

 A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber invest-ment executive or correspondent firm. Please read it carefully before in-vesting. It is important you have all the information you need to make a sound investment decision.

(C) 1998 PaineWebber Incorporated

                PAINEWEBBER FINANCIAL SERVICES GROWTH FUND

                        PAINEWEBBER UTILITY INCOME FUND

                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  Each Fund named above is, or is series of, a professionally managed, open-end management investment company. The Funds are designed for investors generally seeking capital appreciation by investing principally in equity securities. PaineWebber Financial Services Growth Fund Inc. ("Financial Services Growth Fund" or "Corporation"), a Maryland corporation, invests primarily in equity securities of companies in the financial services industries. PaineWebber Utility Income Fund ("Utility Income Fund"), a diversified series of PaineWebber Managed Investments Trust ("Trust"), a Massachusetts business trust, also seeks to provide current income and invests primarily in equity securities and bonds of companies in the utility industries.

  The investment adviser, administrator and distributor for each Fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated August 1, 1998. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated August 1, 1998.

                     INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations. Except as otherwise indicated in the Prospectus or Statement of Additional Information, there are no policy limitations on a Fund's ability to use the investments or techniques discussed in these documents.

  YIELD FACTORS AND RATINGS. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations (bonds) and certain other securities. A description of the ratings assigned to corporate debt obligations by S&P and Moody's is included in the Appendix to this Statement of Additional Information. The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

  Utility Income Fund is authorized to invest up to 5% of its net assets in non-investment grade bonds and convertible debt securities--"non-investment grade" means that the securities are not rated at the time of purchase within one of the four highest grades assigned by S&P or Moody's, comparably rated by another

NRSRO or determined by Mitchell Hutchins to be of comparable quality. These securities are also commonly referred to as "junk bonds." Lower rated debt securities generally offer a higher current yield than that available for investment grade issues; however, they involve higher risks. Lower rated securities may be less sensitive to interest rate changes than higher rated investments, but are more sensitive to adverse market conditions. During an economic downturn or period of rising interest rates, their issuers may experience financial stress that adversely affects their ability to pay interest and repay principal and may increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Lower rated bonds are frequently unsecured by collateral and will not receive payment until more senior claims are paid in full. The prices for lower rated securities often are more volatile than those of higher rated securities in response to market conditions. The market for these securities is thinner and less active, which may limit the Fund's ability to sell them at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

  The market for lower rated bonds has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated bonds declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

  RISK CONSIDERATIONS RELATING TO FOREIGN SECURITIES. The Funds may hold securities of foreign issuers that are not registered with the Securities and Exchange Commission ("SEC"), and foreign issuers may not be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  The Funds may invest in foreign securities by purchasing American Depository Receipts ("ADRs"). The Funds also may purchase securities of foreign issuers in foreign markets and purchase European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, EDRs are similar to ADRs but generally are in bearer form, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of each Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

  The Funds anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although each Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Funds may have limited legal recourse in the event of default. Foreign government debt securities differ from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of foreign government debt securities in the event of default under commercial bank loan agreements.

  Investment income on certain foreign securities in which The Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which these Funds would be subject.

  FOREIGN CURRENCY TRANSACTIONS. Although the Funds value their assets daily in U.S. dollars, they do not intend to convert their holdings of foreign currencies to U.S. dollars on a daily basis. The Funds' foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Funds could suffer a loss of some or all of the amounts deposited. The Funds may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by each Fund's board of trustees or board of directors ("board"). The assets used as cover for OTC options written by the Funds will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Funds may repurchase any OTC options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

  However not all restricted securities are illiquid. To the extent that foreign securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security,
(2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in each Fund's portfolio and reports periodically on such decisions to the applicable board.

  MONEY MARKET INSTRUMENTS. Each Fund may invest in money market instruments, including U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; obligations of banks, savings associations, insurance companies and mortgage bankers; investment grade commercial paper and other short-term obligations of U.S. or foreign issuers, including variable and floating rate securities issued by foreign governments and their political subdivisions, agencies or instrumentalities; other investment companies that invest exclusively in money market instruments and repurchase agreements. In addition, each Fund may hold cash and may invest in participation interests in money market instruments.

  REPURCHASE AGREEMENTS. A Repurchase agreement is a transaction in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Fund if the other party to a repurchase agreement becomes insolvent.

  The Funds intend to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins present minimal credit risks in accordance with guidelines established by each board. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under each board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of the Fund's net assets. Such agreements involve the sale of securities held by a Fund subject to that Fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."

  LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with that Fund's custodian bank acceptable collateral, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loans at any time. Each Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the cash or money market instruments held as collateral. Each Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

  Pursuant to procedures adopted by the boards governing each Fund's securities lending program, PaineWebber has been retained to serve as lending agent for each Fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

  SHORT SALES "AGAINST THE BOX". Each Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Fund, and that Fund is obligated to replace the securities borrowed at a date in the future. When a Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, that Fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. Each Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. No Fund currently expects to have obligations under short sales at any time during the coming year that exceed 5% of its net assets.

  A Fund might make a short sale "against the box" to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for a security owned by a Fund. In such case, any loss in a Fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

  SEGREGATED ACCOUNTS. When a Fund enters into certain transactions to make future payments to third parties, including reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging and Related Strategies Using Derivative Contracts," segregated accounts may also be required in connection with certain transactions involving options or futures contracts (and, for Utility Income Fund, certain interest rate protection transactions or forward currency contracts.)

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, each Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the Fund.

  SPECIAL CONSIDERATIONS CONCERNING UTILITY INCOME FUND--UTILITY
INDUSTRIES. Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Prices are also regulated, with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

  The nature of regulation of utility industries is evolving both in the United States and in foreign countries. Changes in regulation in the United States increasingly allow utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. Although certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable.

  The regulation of foreign utility companies may or may not be comparable to that in the United States. Foreign regulatory systems vary from country to country, and may evolve in ways different from regulation in the United States.

  Utility Income Fund's investment policies seek to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, Mitchell Hutchins believes that, in order to attract significant capital for growth, foreign governments may seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and also in more mature economies. In addition, the economic unification of European markets may improve economic growth, reduce costs and increase competition in Europe, which will result in opportunities for investment by the Fund in European utility industries. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

  The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Mitchell Hutchins takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Further descriptions of specific segments within the global utility industries are set forth below.

  Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. Domestic electric utility companies in general recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. For example, in the United States, the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that regulators may disallow inclusion of these costs in rate authorizations.

  Telecommunications. The telephone communications industry is a distinct utility industry segment that is subject to different risks and opportunities. Companies that provide telephone services and access to the telephone networks comprise the largest portion of this segment. The telephone industry is large and highly concentrated. Telephone companies in the United States are still experiencing the effects of the break-up of American Telephone & Telegraph Company, which occurred in 1984. Since that date the number of local and long-distance companies and the competition among such companies has increased. In addition, since 1984, companies engaged in telephone communication services have expanded their nonregulated activities into other businesses, including cellular telephone services, data processing, equipment retailing and software services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than have been allowed in traditional regulated businesses. Increasing competition and other structural changes, however, could adversely affect the profitability of such utilities.

  Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy

Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruption in the oil industry and have also been affected by increased concentration and competition.

  Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world, the industry is highly fragmented, because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. Mitchell Hutchins believes that favorable investment opportunities may result from consolidation within this industry.

  There can be no assurance that the positive developments noted above, including those relating to business growth and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

INVESTMENT LIMITATIONS OF THE FUNDS

  FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations.

  Each Fund will not:

  (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

  The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

  (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that (a) Financial Services Growth Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the financial services industries and (b) Utility Income Fund, under normal circumstances, will invest 25% or more of its total assets in the utility industries as a group. For this purpose, utility industries consist of companies primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecommunications, gas, or water.

  (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

  (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

  (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

  (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

  (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions may be changed by each board without shareholder approval.

  Each Fund will not:

  (1) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

  (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger (and except that, a Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act).

  (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                  STRATEGIES USING DERIVATIVE CONTRACTS

  GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge a Fund's portfolio. In particular, each Fund may use the Derivative Instruments described below, except that only Utility Income Fund may use forward currency contracts. Utility Income Fund may use these strategies to attempt to enhance income and also may enter into certain interest rate protection transactions. A Fund may enter into transactions using one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the Funds are described below.

  OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

  STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  Each Fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A Fund might enter into a long straddle when Mitchell Hutchins believes it is likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

  Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Funds' Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with each Fund's investment objective and permitted by each Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

  (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in that Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, that Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position in a Derivative Instrument can be closed out at a time and price that is favorable to a Fund.

  COVER FOR STRATEGIES USING DERIVATIVE CONTRACTS. Transactions using Derivative Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options or futures contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Funds may purchase put and call options, and write (sell) covered put or call options, on equity and debt securities, stock indices and, on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Fund will be obligated to sell the security at less than its market value. Writing covered put options may serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions-Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Funds may purchase and write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

  Generally, the OTC debt options or foreign currency options used by the Funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  A Fund may purchase and write put and call options on stock indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the equity securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

  LIMITATIONS ON THE USE OF OPTIONS. A Fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

  (1) Each Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by that Fund, does not exceed 5% of its total assets.

  (2) The aggregate value of securities underlying put options written by a Fund determined as of the date the put options are written will not exceed 50% of a Fund's net assets.

  (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock and bond indices and options on futures contracts) purchased by each Fund that are held at any time will not exceed 20% of that Fund's net assets.

  FUTURES. The Funds may purchase and sell stock index futures contracts, interest rate futures contracts and, foreign currency futures contracts. A Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the U.S. government or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by each board without shareholder vote:

  (1) If a Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of its net assets.

  (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of its net assets.

  (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Fund will not exceed 5% of its total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each Fund may use options and futures on foreign currencies, as described above, and Utility Income Fund may use forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which their securities are denominated. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Funds might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. Utility Income Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, Utility Income Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Mitchell Hutchins believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to Utility Income Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that Utility Income Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, Utility Income Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. Utility Income Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

  INTEREST RATE PROTECTION TRANSACTIONS. Utility Income Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, floors and collars. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap or floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  Utility Income Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions--Segregated Accounts." The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, floors and collars it writes.

  Utility Income Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risk in accordance with guidelines established by its board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

       TRUSTEES, DIRECTORS AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

  The trustees or directors and executive officers of the Trusts and the Corporation, their ages, business addresses and principal occupations during the past five years are:

                               POSITION WITH               BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE     TRUST/CORPORATION              OTHER DIRECTORSHIPS
  ----------------------     -----------------             --------------------
 Margo N. Alexander**; 51   Trustee/Director and   Mrs. Alexander is president, chief
                                 President          executive officer and a director of
                                                    Mitchell Hutchins (since January
                                                    1995) and an executive vice
                                                    president and a director of
                                                    PaineWebber (since March 1984).
                                                    Mrs. Alexander is president and a
                                                    director or trustee of 31
                                                    investment companies for which
                                                    Mitchell Hutchins or PaineWebber
                                                    serves as investment adviser.
 Richard Q. Armstrong; 63     Trustee/Director     Mr. Armstrong is chairman and prin-
 78 West Brother Drive                              cipal of RQA Enterprises (manage-
 Greenwich, CT 06830                                ment consulting firm) (since April
                                                    1991 and principal occupation since
                                                    March 1995). Mr. Armstrong was
                                                    chairman of the board, chief exec-
                                                    utive officer and co-owner of Adi-
                                                    rondack Beverages (producer and
                                                    distributor of soft drinks and
                                                    sparkling/still waters) (October
                                                    1993-March 1995). Mr. Armstrong was
                                                    a partner of the New England Con-
                                                    sulting Group (management consult-
                                                    ing firm) (December 1992-September
                                                    1993). He was managing director of
                                                    LVMH U.S. Corporation (U.S. subs-
                                                    idiary of the French luxury goods
                                                    conglomerate, Louis Vuitton Moet
                                                    Hennessey Corporation) (1987-1991)
                                                    and chairman of its wine and spir-
                                                    its subsidiary, Schieffelin & Som-
                                                    erset Company (1987-1991). Mr.
                                                    Armstrong is a director or trustee
                                                    of 30 investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.

                                   POSITION WITH               BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE       TRUST/CORPORATION              OTHER DIRECTORSHIPS
    ----------------------       -----------------             --------------------
 E. Garrett Bewkes, Jr.**; 71   Trustee/Director and   Mr. Bewkes is a director of Paine
                                  Chairman of the       Webber Group Inc. ("PW Group")
                                      Board of          (holding company of PaineWebber and
                                 Trustees/Directors     Mitchell Hutchins). Prior to De-
                                                        cember 1995, he was a consultant to
                                                        PW Group. Prior to 1988, he was
                                                        chairman of the board, president
                                                        and chief executive officer of
                                                        American Bakeries Company. Mr.
                                                        Bewkes is a director of Interstate
                                                        Bakeries Corporation and NaPro
                                                        BioTherapeutics, Inc. Mr. Bewkes is
                                                        a director or trustee of 31 in-
                                                        vestment companies for which
                                                        Mitchell Hutchins or PaineWebber
                                                        serves as investment adviser.
 Richard R. Burt; 51              Trustee/Director     Mr. Burt is chairman of IEP Advis-
 1275 Pennsylvania Ave., N.W.                           ers, Inc. (international invest-
 Washington, D.C. 20004                                 ments and consulting firm) (since
                                                        March 1994) and a partner of
                                                        McKinsey & Company (management
                                                        consulting firm) (since 1991). He
                                                        is also a director of Archer-Dan-
                                                        iels-Midland Co. (agricultural
                                                        commodities), Hollinger Interna-
                                                        tional Co. (publishing), Homestake
                                                        Mining Corp., Powerhouse Technolo-
                                                        gies Inc. and Wierton Steel Corp.
                                                        He was the chief negotiator in the
                                                        Strategic Arms Reduction Talks with
                                                        the former Soviet Union (1989-1991)
                                                        and the U.S. Ambassador to the
                                                        Federal Republic of Germany (1985-
                                                        1989). Mr. Burt is a director or
                                                        trustee of 30 investment companies
                                                        for which Mitchell Hutchins or
                                                        PaineWebber serves as investment
                                                        adviser.

                               POSITION WITH               BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE      TRUST/CORPORATION             OTHER DIRECTORSHIPS
 ----------------------      -----------------             --------------------
Mary C. Farrell**; 48         Trustee/Director     Ms. Farrell is a managing director,
                                                    senior investment strategist and
                                                    member of the Investment Policy
                                                    Committee of PaineWebber. Ms.
                                                    Farrell joined PaineWebber in 1982.
                                                    She is a member of the Financial
                                                    Women's Association and Women's
                                                    Economic Roundtable, and is em-
                                                    ployed as a regular panelist on
                                                    Wall $treet Week with Louis
                                                    Rukeyser. She also serves on the
                                                    Board of Overseers of New York
                                                    University's Stern School of Busi-
                                                    ness. Ms. Farrell is a director
                                                    or trustee of 30 investment compa-
                                                    nies for which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
Meyer Feldberg; 56            Trustee/Director     Mr. Feldberg is Dean and Professor
Columbia University                                 of Management of the Graduate
101 Uris Hall                                       School of Business, Columbia Uni-
New York, New York 10027                            versity. Prior to 1989, he was
                                                    president of the Illinois Institute
                                                    of Technology. Dean Feldberg is
                                                    also a director of Primedia Inc.,
                                                    Federated Department Stores, Inc.
                                                    and Revlon, Inc. Dean Feldberg is a
                                                    director or trustee of 30 invest-
                                                    ment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
George W. Gowen; 68           Trustee/Director     Mr. Gowen is a partner in the law
666 Third Avenue                                    firm of Dunnington, Bartholow &
New York, New York 10017                            Miller. Prior to May 1994, he was a
                                                    partner in the law firm of Fryer,
                                                    Ross & Gowen. Mr. Gowen is a direc-
                                                    tor of Columbia Real Estate Invest-
                                                    ments, Inc. Mr. Gowen is a director
                                                    or trustee of 30 investment compa-
                                                    nies for which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.

                             POSITION WITH               BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE     TRUST/CORPORATION             OTHER DIRECTORSHIPS
----------------------     -----------------             --------------------
Frederic V. Malek; 61       Trustee/Director     Mr. Malek is chairman of Thayer Cap-
1455 Pennsylvania Ave-                            ital Partners (merchant bank). From
nue, N.W.                                         January 1992 to November 1992, he
Suite 350                                         was campaign manager of Bush-Quayle
Washington, D.C. 20004                            '92. From 1990 to 1992, he was vice
                                                  chairman and, from 1989 to 1990, he
                                                  was president of Northwest Airlines
                                                  Inc., NWA Inc. (holding company of
                                                  Northwest Airlines Inc.) and Wings
                                                  Holdings Inc. (holding company of
                                                  NWA Inc.). Prior to 1989, he was
                                                  employed by the Marriott Corpora-
                                                  tion (hotels, restaurants, airline
                                                  catering and contract feeding),
                                                  where he most recently was an exec-
                                                  utive vice president and president
                                                  of Marriott Hotels and Resorts. Mr.
                                                  Malek is also a director of Ameri-
                                                  can Management Systems, Inc. (man-
                                                  agement consulting and computer-re-
                                                  lated services), Automatic Data
                                                  Processing, Inc., CB Commercial
                                                  Group, Inc. (real estate services),
                                                  Choice Hotels International (hotel
                                                  and hotel franchising), FPL Group,
                                                  Inc. (electric services), Manor
                                                  Care, Inc. (health care) and North-
                                                  west Airlines Inc. Mr. Malek is a
                                                  director or trustee of 30 invest-
                                                  ment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.

 NAME AND ADDRESS*;         POSITION WITH               BUSINESS EXPERIENCE;
         AGE              TRUST/CORPORATION             OTHER DIRECTORSHIPS
 ------------------       -----------------             --------------------
Carl W. Schafer; 62        Trustee/Director     Mr. Schafer is president of the At-
66 Witherspoon Street                            lantic Foundation (charitable foun-
#1100                                            dation supporting mainly oceano-
Princeton, NJ 08542                              graphic exploration and research).
                                                 He also is a director of Base Ten
                                                 Systems, Inc. (software), Roadway
                                                 Express, Inc. (trucking), The
                                                 Guardian Group of Mutual Funds, The
                                                 Harding Loevner Funds, Evans Sys-
                                                 tems, Inc. (motor fuels, conve-
                                                 nience store and diversified compa-
                                                 ny), Electronic Clearing House,
                                                 Inc. (financial transactions
                                                 processing), Frontier Oil Corpora-
                                                 tion and Nutraceutix, Inc. (bio-
                                                 technology company). Prior to Janu-
                                                 ary 1993, Mr. Schafer was chairman
                                                 of the Investment Advisory Commit-
                                                 tee of the Howard Hughes Medical
                                                 Institute. Mr. Schafer is a direc-
                                                 tor or trustee of 30 investment
                                                 companies for which Mitchell
                                                 Hutchins or PaineWebber serves as
                                                 investment adviser.
Julieanna Berry; 35         Vice President      Ms. Berry is a first vice president
                                                 and a portfolio manager of Mitchell
                                                 Hutchins. Ms. Berry is a vice pres-
                                                 ident of two investment companies
                                                 for which Mitchell Hutchins serves
                                                 as investment adviser.
Karen L. Finkel; 40         Vice President      Mrs. Finkel is a senior vice presi-
                                                 dent and a portfolio manager of
                                                 Mitchell Hutchins. Mrs. Finkel is a
                                                 vice president of two investment
                                                 companies for which Mitchell
                                                 Hutchins serves as investment ad-
                                                 viser.
James F. Keegan; 37         Vice President      Mr. Keegan is a senior vice presi-
                                                 dent and a portfolio manager of
                                                 Mitchell Hutchins. Prior to March
                                                 1996, he was director of fixed in-
                                                 come strategy and research of
                                                 Merrion Group, L.P. From 1987 to
                                                 1994, he was a vice president of
                                                 global investment management of
                                                 Bankers Trust Company. Mr. Keegan
                                                 is a vice president of three in-
                                                 vestment companies for which Mitch-
                                                 ell Hutchins serves as investment
                                                 adviser.

                               POSITION WITH               BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE      TRUST/CORPORATION             OTHER DIRECTORSHIPS
 ----------------------      -----------------             --------------------
 John J. Lee; 29             Vice President and    Mr. Lee is a vice president and a
                            Assistant Treasurer     manager of the mutual fund finance
                                                    department of Mitchell Hutchins.
                                                    Prior to September 1997, he was an
                                                    audit manager in the financial
                                                    services practice of Ernst & Young
                                                    LLP. Mr. Lee is a vice president
                                                    and assistant treasurer of 30 in-
                                                    vestment companies for which Mitch-
                                                    ell Hutchins or PaineWebber serves
                                                    as investment adviser.
 Thomas J. Libassi; 39         Vice President      Mr. Libassi is a senior vice presi-
                                                    dent and a portfolio manager of
                                                    Mitchell Hutchins. Prior to May
                                                    1994, he was a vice president of
                                                    Keystone Custodian Funds Inc. with
                                                    portfolio management responsibili-
                                                    ty. Mr. Libassi is a vice president
                                                    of six investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 Dennis McCauley; 51           Vice President      Mr. McCauley is a managing director
                            (Managed Investments    and chief investment officer--fixed
                                Trust only)         income of Mitchell Hutchins. Prior
                                                    to December 1994, he was director
                                                    of fixed income investments of IBM
                                                    Corporation. Mr. McCauley is a vice
                                                    president of 21 investment compa-
                                                    nies for which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 Ann E. Moran; 40            Vice President and    Ms. Moran is a vice president and a
                            Assistant Treasurer     manager of the mutual fund finance
                                                    department of Mitchell Hutchins.
                                                    Ms. Moran is a vice president and
                                                    assistant treasurer of 31 invest-
                                                    ment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
 Dianne E. O'Donnell; 46     Vice President and    Ms. O'Donnell is a senior vice pres-
                                 Secretary          ident and deputy general counsel of
                                                    Mitchell Hutchins. Ms. O'Donnell is
                                                    a vice president and secretary of
                                                    30 investment companies and vice
                                                    president and assistant secretary
                                                    for one investment company for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.

                             POSITION WITH               BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE     TRUST/CORPORATION             OTHER DIRECTORSHIPS
----------------------     -----------------             --------------------
Emil Polito; 37              Vice President      Mr. Polito is a senior vice presi-
                                                  dent and director of operations and
                                                  control for Mitchell Hutchins. From
                                                  March 1991 to September 1993 he was
                                                  director of the mutual funds sales
                                                  support and service center for
                                                  Mitchell Hutchins and Paine-Webber.
                                                  Mr. Polito is vice president of 31
                                                  investment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
Victoria E. Schonfeld;       Vice President      Ms. Schonfeld is a managing director
47                                                and general counsel of Mitchell
                                                  Hutchins. Prior to May 1994, she
                                                  was a partner in the law firm of
                                                  Arnold & Porter. Ms. Schonfeld is a
                                                  vice president of 30 investment
                                                  companies and vice president and
                                                  secretary of one investment company
                                                  for which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.
Paul H. Schubert; 35       Vice President and    Mr. Schubert is a senior vice presi-
                               Treasurer          dent and the director of the mutual
                                                  fund finance department of Mitchell
                                                  Hutchins. From August 1992 to Au-
                                                  gust 1994, he was a vice president
                                                  of BlackRock Financial Management
                                                  Inc. Mr. Schubert is a vice presi-
                                                  dent and treasurer of 31 investment
                                                  companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.
Nirmal Singh; 42             Vice President      Mr. Singh is a senior vice president
                                                  and a portfolio manager of Mitchell
                                                  Hutchins. Prior to September 1993,
                                                  he was a member of the portfolio
                                                  management team at Merrill Lynch
                                                  Asset Management, Inc. Mr. Singh is
                                                  a vice president of four investment
                                                  companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.

                               POSITION WITH               BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE      TRUST/CORPORATION             OTHER DIRECTORSHIPS
 ----------------------      -----------------             --------------------
 Barney A. Taglialatela;     Vice President and    Mr. Taglialatela is a vice president
 37                         Assistant Treasurer     and a manager of the mutual fund
                                                    finance department of Mitchell
                                                    Hutchins. Prior to February 1995,
                                                    he was a manager of the mutual fund
                                                    finance division of Kidder Peabody
                                                    Asset Management, Inc. Mr.
                                                    Taglialetela is a vice president
                                                    and assistant treasurer of 31 in-
                                                    vestment companies for which Mitch-
                                                    ell Hutchins or PaineWebber serves
                                                    as investment adviser.
 Mark A. Tincher; 42           Vice President      Mr. Tincher is a managing director
                                                    and chief investment officer--U.S.
                                                    equity investments of Mitchell
                                                    Hutchins. Prior to March 1995, he
                                                    was a vice president and directed
                                                    the U.S. funds management and eq-
                                                    uity research areas of Chase Man-
                                                    hattan Private Bank. Mr. Tincher is
                                                    a vice president of 13 investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
 Craig M. Varrelman; 39        Vice President      Mr. Varrelman is a senior vice pres-
                                                    ident and a portfolio manager of
                                                    Mitchell Hutchins. Mr. Varrelman is
                                                    a vice president of four investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
 Keith A. Weller; 36         Vice President and    Mr. Weller is a first vice president
                            Assistant Secretary     and associate general counsel of
                                                    Mitchell Hutchins. Prior to May
                                                    1995, he was an attorney in private
                                                    practice. Mr. Weller is a vice
                                                    president and assistant secretary
                                                    of 30 investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.

--------
* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of each
   Fund as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

  The Trust and the Corporation each pays board members who are not "interested persons" of the Trust or Corporation ("disinterested members") $1,000 annually for each series and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). The Trust presently has six operating series and thus pays each such trustee $6,000 annually, plus any additional amounts due for board or committee meetings. The Corporation has only one series and thus pays each such board member $1,500 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually. All board members are reimbursed for any expenses incurred in attending meetings. Board members and officers of the Trust and Corporation own in the aggregate less than 1% of the outstanding shares of each Fund. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trust, the Corporation and each Fund, the Trust and Corporation require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust or Corporation for acting as a board member or officer.

  The table below includes certain information relating to the compensation of the current board members who held office with the Trust and the Corporation or with other PaineWebber funds during the years indicated.

                              COMPENSATION TABLE

                                                AGGREGATE         TOTAL
                                   AGGREGATE   COMPENSATION    COMPENSATION
                                  COMPENSATION   FROM PW         FROM THE
                                    FROM PW     FINANCIAL   TRUSTS/CORPORATION
                                    MANAGED      SERVICES          AND
                                  INVESTMENTS     GROWTH         THE FUND
NAME OF PERSON, POSITION             TRUST     FUND, INC.*      COMPLEX**
------------------------          ------------ ------------ ------------------
Richard Q. Armstrong,
 Trustee/Director................   $11,900       $2,550         $ 94,885
Richard R. Burt,
 Trustee/Director................    11,000        2,400           87,085
Meyer Feldberg,
 Trustee/Director................    11,900        3,922          117,853
George W. Gowen,
 Trustee/Director................    13,676        2,550          101,567
Frederic V. Malek,
 Trustee/Director................    11,900        2,550           95,844
Carl W. Schafer,
 Trustee/Director................    11,900        2,550           94,885

--------

  Only independent members of the board are compensated by the Trust or the Corporation and identified above; board members who are "interested persons," as defined by the 1940 Act, do not receive compensation.

* Represents fees paid to each board member during the year ended March 31, 1998.

** Represents total compensation paid to each board member during the calendar year ended December 31, 1997; no fund within the fund complex has a pension or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES

  As of July 1, 1998, the records of the Trusts and Corporation indicate that no shareholder owned 5% or more of a Fund's shares. The Trusts and Corporation are not aware of any shareholder who is the beneficial owner of 5% or more of a Fund's shares.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator to each Fund pursuant to separate contracts (each an "Advisory Contract") with the Trust and the Corporation. Under the Advisory Contracts, each Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate specified in the Prospectus.

  Under the terms of the Advisory Contracts, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by each Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not "interested persons" (as defined in the 1940 Act) of the Trust/Corporation or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust/Corporation or Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof;
(17) the cost of investment company literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

  Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Fund.

  FINANCIAL SERVICES GROWTH FUND. Mitchell Hutchins acts as the investment adviser and administrator of Financial Services Growth Fund pursuant to an Advisory Contract with the Fund dated April 1, 1990. Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.70% of the Fund's average daily net assets. For the fiscal years ended March 31, 1998, March 31, 1997, and March 31, 1996, the Fund paid (or accrued) to Mitchell Hutchins investment advisory and administration fees totalling 1,912,197, $771,491 and $625,307, respectively.


  UTILITY INCOME FUND. Mitchell Hutchins acts as the investment adviser and administrator of Utility Income Fund pursuant to an Advisory Contract with Managed Investments Trust dated April 21, 1988, as supplemented by a separate Fee Agreement dated May 1, 1992. Under the Advisory Contract, the Trust pays Mitchell Hutchins an annual fee of 0.70% of the Fund's average net assets, computed daily and paid monthly.

For the fiscal year ended March 31, 1998, March 31, 1997, and during the four months ended March 31, 1996, the Trust paid (or accrued) to Mitchell Hutchins investment advisory and administration fees of $235,331, $314,323 (of which $30,480 was waived) and $139,394 (of which $69,697 was waived), respectively.


  Prior to August 1, 1998, under a service agreement ("Service Agreement") with each Trust and the Corporation that was reviewed by the applicable boards annually, PaineWebber provided certain services to the Funds not otherwise provided by the Funds' transfer agent. Pursuant to the Service Agreement, for the fiscal years ended March 31, 1998, March 31, 1997, and March 31, 1996, Financial Services Growth Fund paid (or accrued) to PaineWebber $14,088, $26,881 and $25,258, respectively. Pursuant to the Service Agreement for the fiscal year ended March 31, 1998, March 31, 1997, during the four months ended March 31, 1996 and for the fiscal years ended November 30, 1995 and November 30, 1994, Utility Income Fund paid (or accrued) to PaineWebber $4,244, $17,118, $7,119, $24,449, and $28,223 respectively. For both Financial Services Growth Fund and Utility Income Fund, subsequent to July 31, 1997, PFPC (not the Funds) pays PaineWebber for certain Transfer Agency related services that PFPC has delegated to PaineWebber.

  NET ASSETS. The following table shows the approximate net assets as of June 30, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                      NET ASSETS
                                                                       ($ MIL)
      INVESTMENT CATEGORY                                             ----------
      Domestic (excluding Money Market).............................. $ 7,856.5
      Global.........................................................   3,875.8
      Equity/Balanced................................................   6,513.8
      Fixed Income (excluding Money Market)..........................   5,218.7
        Taxable Fixed Income.........................................   3,641.0
        Tax-Free Fixed Income........................................   1,577.7
      Money Market Funds.............................................  28,628.1

  PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins' advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Funds' Class A, Class B, Class C and Class Y shares under separate distribution contracts with each Fund (collectively, "Distribution Contracts"). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of each Fund. Shares of each Fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to the Class A, Class B, Class C and Class Y shares (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell the Funds' shares.

  Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by each Trust or Corporation in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares for each respective Fund. Under the Class B Plan and the Class C Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares and Class C shares of each respective Fund. There is no distribution plan with respect to any Fund's Class Y shares.

  Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of their respective Funds and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose,
(3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the respective Fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Funds shall be committed to the discretion of the board members who are not "interested persons" of their respective Funds.

  In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of each Fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of Fund shares.

  The Funds paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended March 31, 1998:

                                                             FINANCIAL
                                                              SERVICES  UTILITY
                                                               GROWTH    INCOME
                                                                FUND      FUND
                                                             ---------- --------
   Class A.................................................. $  344,946 $ 16,318
   Class B.................................................. $1,023,922 $202,158
   Class C.................................................. $  328,008 $ 68,760

  Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each Fund during the fiscal year ended March 31, 1998:

                                                            FINANCIAL
                                                            SERVICES  UTILITY
                                                             GROWTH    INCOME
                                                              FUND      FUND
                                                            --------- --------
                          CLASS A
Marketing and advertising.................................. $ 62,225  $ 19,480
Printing of prospectuses and statement of additional
 information............................................... $  1,878  $    102
Branch network costs allocated and interest expense........ $206,906  $ 37,810
Service fees paid to PaineWebber investment executives..... $131,080  $  6,200
                          CLASS B
Marketing and advertising.................................. $ 43,362  $ 60,487
Amortization of commissions................................ $300,489  $ 55,939
Printing of prospectuses and statement of additional
 information............................................... $  1,308  $    281
Branch network costs allocated and interest expense........ $144,172  $123,175
Service fees paid to PaineWebber investment executives..... $ 97,273  $ 19,205
                          CLASS C
Marketing and advertising.................................. $ 13,811  $ 20,549
Amortization of commissions................................ $ 93,481  $ 19,597
Printing of prospectuses and statement of additional
 information............................................... $    417  $    101
Branch network costs allocated and interest expense........ $ 45,923  $ 40,114
Service fees paid to PaineWebber investment executives..... $ 31,160  $  6,532

  "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the Funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Funds' shares, including the PaineWebber retail branch system.

  In approving the Funds' overall Flexible PricingSM system of distribution, each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in each respective Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the Funds' shares and (3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

  In approving the Class B Plan, each board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

  In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

  With respect to each Plan, the board members considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board members also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of each Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

  Under the Distribution Contracts for Class A shares, for the fiscal years set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.

                                              FOR FISCAL YEARS ENDED MARCH 31,
                                              ----------------------------------
                                                  1998        1997      1996
                                              ------------ ---------- ----------
FINANCIAL SERVICES GROWTH FUND
Earned.......................................   $2,006,218   $318,111 $  61,563
Retained..................................... $    143,106 $   21,364 $   7,084

                                 FOR FISCAL FOR FISCAL   FOR FOUR    FOR FISCAL
                                 YEAR ENDED YEAR ENDED MONTHS ENDED  YEAR ENDED
                                 MARCH 31,  MARCH 31,   MARCH 31,   NOVEMBER 30,
                                    1998       1997        1996         1995
                                 ---------- ---------- ------------ ------------
UTILITY INCOME FUND
Earned..........................  $21,396     $5,958      $3,054      $12,015
Retained........................  $ 1,402     $  340      $  174      $   608

  Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares for the fiscal year ended March 31, 1998.

                                                  FINANCIAL
                                                  SERVICES
                                                 GROWTH FUND UTILITY INCOME FUND
                                                 ----------- -------------------
Class A.........................................  $      0         $     0
Class B.........................................  $184,219         $68,280
Class C.........................................  $ 24,887         $   176

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by each board, Mitchell Hutchins is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Funds may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal periods indicated, the Funds paid the brokerage commissions set forth below:

                                                       FISCAL YEAR ENDED MARCH
                                                                  31
                                                       ------------------------
                                                         1998    1997    1996
                                                       -------- ------- -------
Financial Services Growth Fund........................ $317,283 $80,638 $56,121

                                FISCAL YEAR                         FISCAL YEAR
                                   ENDED    FISCAL YEAR FOUR MONTHS    ENDED
                                 MARCH 31,  ENDED MARCH ENDED MARCH NOVEMBER 30,
                                   1998      31, 1997    31, 1996       1995
                                ----------- ----------- ----------- ------------
Utility Income Fund............   $15,213     $72,018     $26,304     $74,250

  The Funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. Each board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contracts authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  (For the last three fiscal years Financial Services Growth Fund and Utility Income Fund paid no brokerage commissions to PaineWebber.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of the Funds and subject to the review of each board, Mitchell Hutchins may cause a Fund to purchase and sell portfolio securities through brokers who provide that Fund with research, analysis, advice and similar services. In return for such services, the Funds may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to that Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. During the fiscal year ended March 31, 1998, the Funds directed the portfolio transactions indicated below to brokers chosen because they provide research and analysis, for which the Funds paid the brokerage commissions indicated below:

                                      AMOUNT OF PORTFOLIO BROKERAGE COMMISSIONS
                                         TRANSACTIONS             PAID
                                      ------------------- ---------------------
Financial Services Growth Fund.......
Utility Income Fund..................

  For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

  Information and research services furnished by brokers or dealers through which or with which the Funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the Funds. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for a Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, or upon their ability to complete their entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

  The Funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the Funds.

  PORTFOLIO TURNOVER. The Funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of each Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

  The Funds' respective portfolio turnover rates for the fiscal periods shown were:

FINANCIAL SERVICES GROWTH FUND
Fiscal year ended March 31, 1998............................................ 23%
Fiscal year ended March 31, 1997............................................ 40%
UTILITY INCOME FUND
Fiscal year ended March 31, 1998............................................ 10%
Fiscal year ended March 31, 1997............................................ 41%

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                        INFORMATION AND OTHER SERVICES

  COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

  An "eligible group of related Fund investors" can consist of any combination of the following:

    (a) an individual, that individual's spouse, parents and children;

    (b) an individual and his or her Individual Retirement Account ("IRA");

    (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

    (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

    (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

    (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

  RIGHTS OF ACCUMULATION-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

  WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

  ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Funds may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

  If conditions exist that make cash payments undesirable, the Funds reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Funds and valued in the same way as they would be valued for purposes of computing the Funds' net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Funds during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

  The Funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

  AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When the investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

  SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of each month for monthly, quarterly, semiannual and annual plans, PaineWebber will arrange for redemption by the Funds of sufficient Fund shares to provide the withdrawal payment specified by participants in the Funds' systematic withdrawal plan. The payment generally is mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends & Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

  REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in the Funds without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends & Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA(R))

  Shares of PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders") through the RMA Resource Accumulation Plan ("Accumulation Plan"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Accumulation Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

  To participate in the Accumulation Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Accumulation Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Accumulation Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Accumulation Plan may be changed at any time, but may take up to two weeks to become effective.

  The terms of the Accumulation Plan, or an RMA accountholder's participation in the Accumulation Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Accumulation Plan.

PERIODIC INVESTING AND DOLLAR COST AVERAGING.

  Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.

  In order to enroll in the Accumulation Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

  . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold
    MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

  . comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

  . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

  . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

  . Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

  . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

  . expanded account protection to $100 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

  . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

  The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                         CONVERSION OF CLASS B SHARES

  Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Funds would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES

  Each Fund determines the net asset values per share separately for each class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on The Nasdaq Stock Market ("Nasdaq") are valued at the last trade price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each board. In valuing lower rated corporate debt securities it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Funds' custodian.

  Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in a computation of the Funds' net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of each board. The foreign currency exchange transactions of the Funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

  The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in each Fund's Performance Advertisements are calculated according to the following formula:

 P(1 + T)n    = ERV
                a hypothetical initial payment of $1,000 to purchase shares of a
where:    P   = specified Class
          T   = average annual total return of shares of that Class
          n   = number of years
        ERV   = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

  The Funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

  Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

  The following table shows performance information for the Class A, Class B and Class C shares of the Funds for the periods indicated. No Class Y shares were outstanding for Utility Income Fund during the periods indicated and Class Y shares were outstanding for only two days for Financial Services Growth Fund. All returns for periods of more than one year are expressed as an average return.

                        FINANCIAL SERVICES GROWTH FUND

                                                 CLASS A CLASS B CLASS C CLASS Y
                                                 ------- ------- ------- -------
Fiscal year ended March 31, 1998:
  Standardized Return*..........................  45.10%  45.80%  49.76%    NA
  Non-Standardized Return.......................  51.92%  50.80%  50.76%    NA
Five years ended March 31, 1998:
  Standardized Return*..........................  22.61%  22.65%  22.82%    NA
  Non-Standardized Return.......................  23.75%  22.83%  22.82%    NA
Ten years ended March 31, 1998:
  Standardized Return*..........................  23.12%     NA      NA     NA
  Non-Standardized Return.......................  23.69%     NA      NA     NA
Inception** to March 31, 1998:
  Standardized Return*..........................  17.81%  28.12%  25.59%  1.02%
  Non-Standardized Return.......................  18.27%  28.12%  25.59%  1.02%

--------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.

** The inception date for each Class of shares is as follows: Class A--May 22, 1986, Class B--July 1, 1991, Class C--July 2, 1992 and Class Y--March 30, 1998.

                              UTILITY INCOME FUND

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
Fiscal year ended March 31, 1998:
  Standardized Return*..................................  32.90%  33.13%  37.09%
  Non-Standardized Return...............................  39.15%  38.13%  38.09%
Inception** to March 31, 1998:
  Standardized Return*..................................  10.52%  10.47%  10.75%
  Non-Standardized Return...............................  11.59%  10.76%  10.75%

--------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.
** The inception date for each class of shares is July 2, 1993.

  OTHER INFORMATION. In Performance Advertisements, the Funds may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite

Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, CBOE Real Estate Investment Trust Index, Bloomberg REIT Index, Keefe Bruyette and Woods Bank Index, Standard & Poor's Bank Composite, Standard & Poor's Insurance Composite, Standard & Poor's Small Cap Financials Index, Standard & Poor's Mid Cap Financials Index, Standard & Poor's Super Composite Financials Index, Standard & Poor's Financials Index, Dow Jones Utilities Average, NYSE Utilities Index, Standard & Poor's Utilities, Philadelphia Utility Index, Standard & Poor's Small Utilities, ValueLine Utilities, Moody's Utility Stocks, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International World Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  The Funds may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the Funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Funds are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by the Funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in any of the Funds involves greater risks than an investment in either a money market fund or a CD.

  The Funds may also compare their performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

                                   LOGO

The chart is shown for illustrative purposes only and does not represent either Fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.
--------

Source: Stocks, Bonds, Bills and Inflation 1998 YearbookTM Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

  Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1926 to 1997, stocks beat all other traditional asset classes. A $10,000 investment in the stocks comprising the S&P 500 grew to $18,272,762, significantly more than any other investment.

                                     TAXES

  To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the

Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Dividends and interest received by a Fund, and gains realized by a Fund, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. If a Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. Financial Services Growth Fund is not expected to be eligible to make this election.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs") if such stock is a permissible investment. A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder--that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)-- which may have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

  The use of hedging strategies, such as writing ("selling") and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character amount, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.


  If a Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

                               OTHER INFORMATION

  Prior to December 14, 1995, Financial Services Growth Fund was known as "PaineWebber Regional Financial Growth Fund Inc." Prior to November 10, 1995, each Fund's Class C shares were known as "Class D" shares.

  Managed Investments Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of Utility Income Fund could, under certain circumstances, be held personally liable for the obligations of the Trust or Fund. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust or the Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct each Fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, a Fund's Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class C or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the transfer agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.

                             FINANCIAL STATEMENTS

  Each Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated herein by this reference.

                                   APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

  AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues;

  AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities;

  A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future;

  BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well;

  BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class;

  B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small;

  CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest;

  CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings;

  C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's apply numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through CAA in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

  AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to pay interest and repay principal is extremely strong; AA. An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories, however, the obligor's capacity to meet its financial commitment on the obligation is still strong;

  BBB. An obligation rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation;

  BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated BB is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC. An obligation rated CC is currently highly vulnerable to nonpayment.

  C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

  D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due over the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized;

  R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ----------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Policies and Restrictions.....................................    1
Hedging and Other Strategies Using Derivative Contracts..................   10
Trustees, Directors and Officers; Principal Holders of Securities........   19
Investment Advisory and Distribution Arrangements........................   28
Portfolio Transactions...................................................   33
Reduced Sales Charges, Additional Exchange and Redemption Information and
 Other Services..........................................................   35
Conversion of Class B Shares.............................................   40
Valuation of Shares......................................................   40
Performance Information..................................................   41
Taxes....................................................................   44
Other Information........................................................   47
Financial Statements.....................................................   47
Appendix.................................................................   48

(C)1998 PaineWebber Incorporated

                                                                    PaineWebber
                                                  Financial Services Growth Fund

                                                                    PaineWebber
                                                             Utility Income Fund



--------------------------------------------------------------------------------
                                             Statement of Additional Information

                                                             August 1, 1998

--------------------------------------------------------------------------------


                                                                            LOGO

                          PART C.  OTHER INFORMATION
                          --------------------------
Item 23.  Exhibits
          --------

     (1)  Restated Articles of Incorporation (filed herewith)

     (2)  Restated By-Laws (filed herewith)

     (3) Instruments defining the rights of holders of Registrant's shares of common stock 1/
                       -

     (4)  Investment Advisory and Administration Contract (filed herewith)

     (5) (a) Distribution Contract with respect to Class A shares (filed herewith)

          (b) Distribution Contract with respect to Class B shares (filed herewith)

          (c)  Distribution Contract with respect to Class C shares 2/
                                                                    -

          (d)  Distribution Contract with respect to Class Y shares 3/
                                                                    -

          (e) Exclusive Dealer Agreement with respect to Class A shares (filed herewith)

          (f) Exclusive Dealer Agreement with respect to Class B shares (filed herewith)

          (g)  Exclusive Dealer Agreement with respect to Class C shares 2/
                                                                         -

          (h)  Exclusive Dealer Agreement with respect to Class Y shares 3/
                                                                         -

     (6)  Bonus, profit sharing or pension plans - none

     (7)  Custodian Agreement (filed herewith)

     (8)  Transfer Agency Agreement (filed herewith)

     (9)  Opinion and consent of counsel (filed herewith)

     (10) Auditors' Consent (filed herewith)

     (11) Financial statements omitted from prospectus-none

     (12) Letter of investment intent (filed herewith)

     (13) (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares (filed herewith)

          (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares (filed herewith)

          (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares (filed herewith)

     (14) and

     (27) Financial Data Schedule (filed herewith)

     (15) Plan pursuant to Rule 18f-3 3/
                                    -

__________________

1/   Incorporated by reference from Articles Sixth, Seventh, Eighth, Eleventh
-
     and Twelfth of the Registrant's Restated Articles of Incorporation and from Articles II, VIII, X, XI, and XII of the Registrant's Restated By-Laws.

2/        Incorporated by reference from Post-Effective Amendment No. 12 to the
-
          registration statement on Form N-1A, SEC File No. 33-33231, filed December 11, 1995.

3/        Incorporated by reference from Post-Effective Amendment No. 15 to the
-
          registration statement on Form N-1A, SEC File No. 33-33231, filed July 31, 1996.

Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          None

Item 25.  Indemnification
          ---------------

          Section 10.1 of ARTICLE TENTH of the Articles of Incorporation provides that to the maximum extent permitted by the law, no director or officer of the Registrant shall be liable to the Registrant or its stockholders for money damages.

          Section 10.2 of ARTICLE TENTH further provides that to the maximum extent permitted by law, the Registrant shall indemnify and advance expenses as provided in the By-Laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant as a director, officer, employee or agent in similar capacities for other entities.

          Section 10.3 of ARTICLE TENTH further provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability.

          Additionally, Section 10.4 of ARTICLE TENTH provides that any repeal or modification of ARTICLE TENTH or adoption or modification of any other provision of the Articles or By-Laws inconsistent with ARTICLE TENTH shall be prospective only, to the extent that such repeal or modification would, if applied retroactively, adversely affect any limitation of liability of any director or officer of the Registrant or indemnification to any person covered by ARTICLE TENTH with respect to any act or omission which occurred prior to such repeal, modification or adoption.

          Section 9.01 of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents.
Section 9.02 of Article IX of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee, or agent of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

          Section 9 of the Investment Advisory and Administration Contract between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Registrant provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series or the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 9 further provides that any person, even though also an officer, director, employee or agent of Mitchell Hutchins, who may be or become an officer, director or employee of the Registrant shall be deemed, when rendering services to any series or the Registrant or acting with respect to any business of such series or the Registrant, to be rendering such service to or acting solely for any series or the Registrant and not as an officer, director, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.

          Section 9 of each Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with each Distribution Contract.


          Section 9 of each Exclusive Dealer Agreement contains provisions similar to Section 9 of each Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

Item 27.  Principal Underwriters
          ----------------------

          a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

               ALL AMERICAN TERM TRUST INC.
               GLOBAL HIGH INCOME DOLLAR FUND INC.
               GLOBAL SMALL CAP FUND INC.
               INSURED MUNICIPAL INCOME FUND INC.
               INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
               MANAGED HIGH YIELD FUND, INC.

               MANAGED HIGH YIELD PLUS FUND INC.

               MITCHELL HUTCHINS PORTFOLIOS

               MITCHELL HUTCHINS SERIES TRUST
               PAINEWEBBER AMERICA FUND

               PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

               PAINEWEBBER INDEX TRUST
               PAINEWEBBER INVESTMENT SERIES
               PAINEWEBBER INVESTMENT TRUST
               PAINEWEBBER INVESTMENT TRUST II
               PAINEWEBBER MANAGED ASSETS TRUST
               PAINEWEBBER MANAGED INVESTMENTS TRUST
               PAINEWEBBER MASTER SERIES, INC.
               PAINEWEBBER MUNICIPAL SERIES
               PAINEWEBBER MUTUAL FUND TRUST
               PAINEWEBBER OLYMPUS FUND
               PAINEWEBBER SECURITIES TRUST

               STRATEGIC GLOBAL INCOME FUND, INC.
               2002 TARGET TERM TRUST INC.

          b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as exclusive dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses, and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as directors or officers of the Registrant. Unless otherwise indicated, the principal business address of each person named in 1285 Avenue of the Americas, New York, New York 10019.

                                                                            Positions and Offices With
Name                                  Positions With Registrant             Underwriter or Exclusive Dealer
----                                  -------------------------             -------------------------------
Margo N. Alexander                    Director and President                President, Chief Executive Officer and
                                                                            Director of Mitchell Hutchins and
                                                                            Executive Vice President of PaineWebber

Mary C. Farrell                       Director                              Managing Director, Senior Investment
                                                                            Strategist and Member of the Investment
                                                                            Policy Committee of PaineWebber

Karen Finkel                          Vice President                        Senior Vice President and a Portfolio
                                                                            Manager of Mitchell Hutchins

John J. Lee                           Vice President and Assistant          Vice President and a Manager of the
                                      Treasurer                             Mutual Fund Finance Department of
                                                                            Mitchell Hutchins

Ann E. Moran                          Vice President and Assistant          Vice President and a Manager of the
                                      Treasurer                             Mutual Fund Finance Department of
                                                                            Mitchell Hutchins

Dianne E. O'Donnell                   Vice President and Secretary          Senior Vice President and Deputy General
                                                                            Counsel of Mitchell Hutchins

Emil Polito                           Vice President                        Senior Vice President and Director of
                                                                            Operations and Control of Mitchell
                                                                            Hutchins

Victoria E. Schonfeld                 Vice President                        Managing Director and General Counsel of
                                                                            Mitchell Hutchins

                                                                            Positions and Offices With
Name                                  Positions With Registrant             Underwriter or Exclusive Dealer
----                                  -------------------------             -------------------------------
Paul H. Schubert                      Vice President and Treasurer          Senior Vice President and Director of the
                                                                            Mutual Fund Finance Department of
                                                                            Mitchell Hutchins

Barney A. Taglialatela                Vice President and Assistant          Vice President and Manager of the Mutual
                                      Treasurer                             Fund Finance Department of Mitchell
                                                                            Hutchins

Mark A. Tincher                       Vice President                        Managing Director and Chief Investment
                                                                            Officer - U.S. Equity Investments of
                                                                            Mitchell Hutchins

Keith A. Weller                       Vice President and Assistant          First Vice President and Associate
                                      Secretary                             General Counsel of Mitchell Hutchins

          (c)  None

Item 28.  Location of Accounts and Records
          --------------------------------

          The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29.  Management Services
          -------------------

          Not applicable.

Item 30.  Undertakings
          ------------

          None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of July, 1998.

                              PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

                              By: /s/ Dianne E. O'Donnell
                                 ---------------------------------
                                  Dianne E. O'Donnell
                                  Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                              Title                                        Date
---------                                              -----                                        ----
/s/ Margo N. Alexander                                 President and Director                       July 29, 1998
--------------------------------------------
Margo N. Alexander*                                    (Chief Executive Officer)

/s/ E. Garrett Bewkes, Jr.                             Director and Chairman                        July 29, 1998
--------------------------------------------
E. Garrett Bewkes, Jr.*                                of the Board of Directors

/s/ Richard Q. Armstrong                               Director                                     July 29, 1998
--------------------------------------------
Richard Q. Armstrong*

/s/ Richard R. Burt                                    Director                                     July 29, 1998
--------------------------------------------
Richard R. Burt*

/s/ Mary C. Farrell                                    Director                                     July 29, 1998
--------------------------------------------
Mary C. Farrell*

/s/ Meyer Feldberg                                     Director                                     July 29, 1998
--------------------------------------------
Meyer Feldberg*

/s/ George W. Gowen                                    Director                                     July 29, 1998
--------------------------------------------
George W. Gowen*

/s/ Frederic V. Malek                                  Director                                     July 29, 1998
--------------------------------------------
Frederic V. Malek*

/s/ Carl W. Schafer                                    Director                                     July 29, 1998
--------------------------------------------
Carl W. Schafer*

/s/ Paul H. Schubert                                   Vice President and Treasurer (Chief          July 29, 1998
--------------------------------------------
Paul H. Schubert                                       Financial and Accounting Officer)

     Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 25 to the registration statement of PaineWebber RMA Tax-Free Fund, Inc., SEC File 2-78310, filed June 27, 1996.